Investor Reference Book Post Q2 2019 earnings release Last updated August 20, 2019 HealthSouth is a leading provider of post-acute healthcare services, offering both facility-based and home-based post-acute services in 34 states and Puerto Rico through its network of inpatient rehabilitation hospitals, home health agencies, and hospice agencies.

Forward-looking statements The information contained in this Investor Reference Book includes certain estimates, projections and other forward- looking information that reflect Encompass Health’s current outlook, views and plans with respect to future events, including legislative and regulatory developments, strategy, capital expenditures, acquisition and other development activities, cyber security, dividend strategies, repurchases of securities, effective tax rates, financial performance, financial assumptions, business model, balance sheet and cash flow plans, disintermediation, and shareholder value- enhancing transactions. These estimates, projections and other forward-looking information are based on assumptions the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material. There can be no assurance any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. Encompass Health undertakes no duty to publicly update or revise the information contained herein. You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this Investor Reference Book as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2018, the Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019, and in other documents Encompass Health previously filed with the SEC, many of which are beyond Encompass Health’s control, that may cause actual events or results to differ materially from the views, beliefs, and estimates expressed herein. Note regarding presentation of non-GAAP financial measures The following Investor Reference Book includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA, leverage ratios, adjusted earnings per share, and adjusted free cash flow. Schedules are attached that reconcile the non-GAAP financial measures included in the following Investor Reference Book to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. The Company’s Form 8-K, dated August 20, 2019, to which the following Investor Reference Book is attached as Exhibit 99.1, provides further explanation and disclosure regarding Encompass Health’s use of non-GAAP financial measures and should be read in conjunction with this Investor Reference Book. Encompass Health 2

Table of contents Company overview. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4-17 Investment thesis and strategy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18-25 Business outlook, including guidance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26-44 Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45-56 Alternative payment models . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57-59 Capital structure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60-65 Information technology. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66-69 Operational metrics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70-76 Industry structure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 77-88 Segment operating results. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 89-94 Reconciliations to GAAP and share information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 95-106 End notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107-110 Encompass Health 3

Company overview Encompass Health is a national leader in integrated healthcare services offering both facility-based and home-based patient care through its network of inpatient rehabilitation hospitals, home health agencies, and hospice agencies. The Company is committed to delivering high-quality, cost-effective, integrated care across the healthcare continuum. Encompass Health 4

Encompass Health a leading provider of inpatient rehabilitation and home-based care Market overlap 83 of EHC’s IRFs have an EHC home health location within the service area.* Portfolio as of June 30, 2019 Inpatient rehabilitation hospitals (“IRFs”) Home health locations Hospice locations 5 Future IRFs** 37 States and Puerto Rico ~41,700 employees The 23 home health and 23 hospice locations acquired in the acquisition of Alacare on July 1, 2019 are excluded from these tables. Inpatient rehabilitation - 06/30/19 Home health and hospice - 06/30/19 131 IRFs (46 are joint ventures) 222 Home health locations 32 States and Puerto Rico Largest owner and 59 Hospice locations ~30,800 Employees operator of IRFs 31 States 23% of licensed beds† ~10,900 Employees 4th Largest provider of 31% of Medicare patients served† Key statistics - trailing 4 quarters Medicare-certified Key statistics - trailing 4 quarters skilled home health 145,287 Home health admissions 182,016 Inpatient discharges services 8,786 Hospice admissions ~$3.4 Billion in revenue ~$1.0 Billion in revenue † * Excluding markets that have home health licensure barriers ** Previously announced under development Based on 2017 and 2018 data Encompass Health Note: One of the 131 IRFs and two of the 222 home health locations are nonconsolidated. 5 These locations are accounted for using the equity method of accounting.

Company overview inpatient rehabilitation 118 of the Company’s IRFs hold one or more disease-specific Inpatient rehabilitation certifications from The Joint Commission’s Disease-Specific hospitals Care Certification Program.(1) Major services • Rehabilitation physicians: manage and treat medical conditions and oversee rehabilitation program • Rehabilitation nurses: provide personal care and oversee treatment plan for patients • Physical therapists: address physical function, mobility, strength, balance, and safety • Occupational therapists: promote independence through Activities of Daily Living • Speech-language therapists: address speech/voice functions, swallowing, memory/cognition, and language/ communication • Respiratory therapists: provide assessment and treatment of patients with both acute and chronic dysfunction of the cardioplumonary system • Case managers: coordinate care plan with physician, Care Transition Coordinators, caregivers and family • Post-discharge services: outpatient therapy and transition to home health Encompass Health Refer to pages 108-110 for end notes. 6

Company overview home health and hospice The Company offers evidence-based specialty programs Home health agencies related to: post-operative care, fall prevention, chronic disease management, and transitional care. Major services • Skilled nurses: comprehensively assess, teach, train, and manage care related to injury or illness • Home health aides: provide personal care and assistance with Activities of Daily Living • Physical therapists: address physical function, mobility, strength, balance, and safety • Occupational therapists: promote independence through training on self-management of ADLs • Speech-language therapists: address speech/voice functions, swallowing, memory/cognition, and language/communication • Medical social workers: provide assessment of social and emotional factors; assist with obtaining community resources Hospice: provides services to terminally ill patients and their families to address patients’ physical needs, including pain control and symptom management, and also provides emotional and spiritual support. Encompass Health 7

IRF patient mix Home health patient mix Admission sources: Admission sources: Acute care hospitals – 90% Acute care hospitals – 36% Physician offices / community – 8% Physician offices / community – 37% Skilled nursing facilities – 2% IRFs / LTCHs / SNFs – 27% Rehabilitation impairment category YTD-19 2018 Demographics of all Medicare home health users*: RIC 01 Stroke 18.5% 18.0% 100 RIC 02/03 Brain dysfunction 10.0% 10.3% 90 RIC 04/05 Spinal cord dysfunction 3.9% 3.8% 80 e 70 RIC 06 Neurological conditions 21.5% 21.0% g a t 60 RIC 07 Fracture of lower extremity 7.4% 7.7% n e c 50 RIC 08 Replacement of lower extremity joint 3.4% 3.9% r 85.9% e RIC 09 Other orthopedic 8.5% 9.0% P 40 RIC 10/11 Amputation 2.7% 2.6% 30 36.4% 32.9% RIC 14 Cardiac 4.5% 4.5% 20 24.5% RIC 17/18 Major multiple trauma 5.2% 5.3% 10 RIC 20 Other disabling impairments 11.3% 11.1% Age 85+ Lives Has 2 or Has 3 or alone more ADL more chronic — All other RICs 3.1% 2.8% limitations conditions Average age of the Company’s IRF patients: Average age of the Company’s home health patients: all patients = 71 Medicare FFS = 76 all patients = 76 Medicare FFS = 77 Admission to an IRF: Admission to home health: • Physicians and acute care hospital case managers are key • For Medicare, a patient must be confined to the home and need decision makers for post-acute services. skilled services. • All IRF patients must meet reasonable and necessary criteria • The patient must be under the care of a physician and receive and must be admitted by a physician. services under a home health plan of care established and periodically reviewed by a physician. • All IRF patients must be medically stable and have potential to tolerate three hours of therapy per day (minimum). • Medicare also requires a face-to-face encounter related to the primary reason the patient requires home health services with a • IRF patients receive 24-hour, 7 days a week nursing care. physician or an allowed non-physician practitioner. Encompass Health * Source: Avalere Health and Alliance for Home Health Quality and Innovation Home Health Chart Book 2018 8

High-quality care IRF quality Home health quality Discharge to community Percent of cases 3.8 79.9% 80.1% 79.4% discharged to Quality of care (3) 76.7% 77.0% the community, Star ratings 76.0% including home 3.3 98% of our home health agencies or home with home health. are 3 Stars or higher; Higher is better. 52% are 4 Stars or higher 2017 2018 YTD-19 Discharge to skilled nursing Percent of 3.6 Patient satisfaction 12.7% patients (3) 12.3% 12.0% Star ratings discharged to a 3.8 97% of our home health agencies 9.3% 9.1% 8.9% skilled nursing are 3 Stars or higher; facility. Lower is better. 68% are 4 Stars or higher 2017 2018 YTD-19 140 bps better Discharge to acute hospital Percent of 17.2% 30-Day patients 10.7% Readmission rate* 10.4% 10.4% 10.3% discharged to an 15.8% 10.2% 10.2% acute care Percent of patients hospital. readmitted to an acute care Lower is better. hospital. Lower is better. 2017 2018 YTD-19 UDSMR(2) Encompass Health National average Encompass Health Encompass Health Refer to pages 108-110 for end notes. 9 * Source for National Average: Avalere Health and Alliance for Home Health Quality and Innovation Home Health Chart Book 2018

Leading position in cost effectiveness inpatient rehabilitation Avg. est. Avg. est. total Avg. total cost payment Medicare pays Avg. Medicare Case per per Encompass Health beds discharges mix discharge discharge less per discharge, # per IRF per IRF(5) index(6) for FY 2019 for FY 2019 on average, and Encompass Health(4) = 126 67 951 1.28 $13,622 $20,315 Encompass Health treats a higher Free-standing = acuity patient. (Non-Encompass Health) 154 58 589 1.27 $18,107 $21,400 The Company differentiates itself by: Ÿ Hospital “Best Practices” clinical units = 846 24 228 1.22 $21,483 $21,569 protocols Ÿ Supply chain efficiencies Ÿ Sophisticated management information systems Ÿ Economies of scale Total(7) 1,126 34 358 1.25 $18,388 $21,159 (8) Encompass Health The average estimated total payment per discharge, as stated, does not reflect a 2% reduction for sequestration. 10 Refer to pages 108-110 for end notes.

Low cost leader home health Average revenue per episode is 3.5% Average Average Average revenue higher than the peer 2018 revenue visits per visit Cost average primarily Episodes per episode per episode (all payors) per visit due to higher acuity Encompass patient mix. Health 243,698 $2,968 17.6 $162 $76 Cost per visit is 11.6% lower due to market density and operational efficiency: Ÿ Public peer Caregiver average 315,713 $2,869 17.9 $145 $86 optimization Ÿ Optimization of HCHB Ÿ Employee culture of excellence Ÿ ~75% of visits conducted by full- Comparison to 3.5% (1.7)% 11.7% (11.6)% time staff peer average Ÿ Daily monitoring of productivity Public peer average represents 2018 data from publicly traded home health providers. Encompass Health 11

New-store/same-store growth Inpatient Rehabilitation 25.0 Shelby County, AL (34 beds) 20.0 Bryan, TX (49 beds) Bluffton, SC (38 beds) Broken Arrow, OK (22 beds) Pearland, TX 15.0 Murrells Inlet, (40 beds) Lubbock, TX Gulfport, MS (33 beds) SC (29 beds) (40 beds) Westerville, OH (60 beds) 10.0 Jackson, TN Winston-Salem, Modesto, CA (48 beds) NC (68 beds) (50 beds) 5.0 0.0 Discharges Q3Q3 20162016 Q4Q4 20162016 Q1Q1 20172017 Q2Q2 20172017 Q3Q3 20172017 Q4Q4 20172017 Q1Q1 20182018 Q2Q2 20182018 QQ33 22018018 QQ44 22018018 QQ11 22019019 QQ22 22019019 New store 10.7% 1.3% 1.2% 1.9% 2.4% 2.0% 1.9% 1.6% 1.0% 1.7% 1.3% 1.5% Same store 1.9% 0.1% 1.6% 1.6% 1.4% 3.9% 4.8% 3.6% 2.0% 1.9% (0.2)% 2.2% Total by qtr. 12.6% 1.4% 2.8% 3.5% 3.8% 5.9% 6.7% 5.2% 3.0% 3.6% 1.1% 3.7% Total by year 10.8% 4.0% 4.6% Same-store year* 1.7% 1.8% 2.8% Same-store year UDS(2) (0.6)% (0.5)% 1.1% * Includes consolidated inpatient rehabilitation hospitals classified as same store during each period Encompass Health 12 Refer to pages 108-110 for end notes.

New-store/same-store growth Home Health Acquired CareSouth 60.0 (44 home health locations in 7 states) in November 2015 50.0 40.0 30.0 Acquired Camellia Healthcare (14 home health locations in 3 states) in May 2018 20.0 10.0 0.0 Admissions QQ33 2 2016016 QQ44 22016016 QQ11 22017017 QQ22 22017017 QQ33 22017017 QQ44 22017017 QQ11 22018018 QQ22 22018018 QQ33 22018018 QQ44 22018018 Q1Q1 20192019 Q2Q2 20192019 New store 35.4% 8.1% 5.7% 6.4% 6.7% 3.5% 2.5% 5.3% 5.4% 5.3% 5.7% 2.9% Same store* 15.3% 14.0% 13.9% 13.3% 8.8% 10.1% 7.4% 5.1% 3.8% 5.4% 6.4% 8.3% Total by quarter 50.7% 22.1% 19.6% 19.7% 15.5% 13.6% 9.9% 10.4% 9.2% 10.7% 12.1% 11.2% Total by year 43.6% 17.0% 10.0% Same-store year* 13.7% 11.4% 5.6% u In 2016, the Company acquired or opened 10 home health locations. u In 2017, the Company acquired or opened 15 home health locations. u In 2018, the Company acquired or opened 23 home health locations. u In 2019, the Company acquired or opened 3 home health locations. Encompass Health * Includes consolidated home health agencies classified as same store during each period 13

Payors (Q2 2019) Payor source % of Revenues Payment methodology Prospective Payment System (“PPS”) - IRF: paid per discharge by Case Mix Group (“CMG”) Home - Home health: paid per 60-day episode of care by Medicare Inpatient Home Health Resource Group health & rehab • An episode is paid in two installments: hospice segment 1) Request for anticipated payment segment 2) Final bill after episode is complete Per diem/visit or CMG/episodes Medicare Advantage 72.1% 84.7% - Negotiated rate - Some are “tiered” for acuity/severity Per diem/visit or CMG/episodes Managed care - Negotiated rate - Some are “tiered” for acuity/severity Medicaid Varies by state 11.1% 9.9% 10.2% 3.1% Variety of methodologies Other 3.1% 3.8% 1.8% 0.2% Encompass Health 14

Independent research concludes IRFs are a better rehabilitation option for stroke patients than SNFs “Whenever possible, the American Stroke Association strongly recommends that stroke patients be treated at an inpatient rehabilitation facility rather than a skilled nursing facility. While in an inpatient rehabilitation facility, a patient participates in at least three hours of rehabilitation a day from physical therapists, occupational therapists, and speech therapists. Nurses are continuously available and doctors typically visit daily.”* “If the hospital suggests sending your loved one to a skilled nursing facility after a stroke, advocate for the patient to go to an inpatient rehabilitation facility instead…”* “The studies that have compared outcomes in hospitalized stroke patients first discharged to an IRF, a SNF, or a nursing home have generally shown that IRF patients have higher rates of return to community living and greater functional recovery, 117 of the Company’s IRFs hold The Joint whereas patients discharged to a SNF or a nursing home have higher Commission’s Disease-Specific Care rehospitalization rates and substantially poorer survival.”** Certification in stroke rehabilitation. * AHA/ASA press release, “Inpatient rehab recommended over nursing homes for stroke rehab,” Encompass Health issued May 4, 2016 (newsroom.heart.org) 15 ** “Guidelines for Adult Stroke Rehabilitation and Recovery,” issued May 2016 (stroke.ahajournals.org)

Strong and sustainable business fundamentals Ÿ Favorable demographic trends driving increased demand Ÿ Attractive healthcare sectors Nondiscretionary nature of many conditions treated Ÿ Highly fragmented post-acute sectors present acquisition and joint venture opportunities Ÿ Largest provider of inpatient rehabilitation services Ÿ 4th largest provider of Medicare-certified skilled home health services Ÿ Top 20 provider of hospice services ü Top 10 provider of hospice services post Alacare acquisition on July 1, Industry leading positions 2019 Ÿ Consistent delivery of high-quality, cost-effective, integrated facility- based and home-based care Ÿ Enhanced utilization of technology (e.g., clinical, data management, and technology-enabled business processes) Ÿ Effective labor management Cost effectiveness Ÿ Efficient supply chain Ÿ Economies related to scale and market density Ÿ Portfolio of 131* IRFs as of June 30, 2019 Real estate ownership ü 91 owned and 40 leased Ÿ Strong balance sheet and liquidity, no significant near-term maturities Financial strength (credit agreement matures in 2022; bonds mature in 2023 and beyond) Ÿ Substantial free cash flow generation Ÿ Attractive organic growth opportunities in both segments Ÿ Flexible inpatient rehabilitation de novo and acquisition strategy Growth opportunities Ÿ Home health and hospice platform with track record of growth through acquisitions Encompass Health * Includes one nonconsolidated entity. 16

Proven track record Period Adjusted EBITDA % change history ending R MMSEA* final Q1-09 E Q2-09 establishment C of IRF 60% Rule Q3-09 E Q4-09 Q1-10 S Q2-10 S Medicare price rollback Q3-10 I and 18-month freeze Q4-10 O Q1-11 N Q2-11 1st Medicare IRF price Q3-11 increase since 2007 We have posted Q4-11 Q1-12 a year-over-year Q2-12 CMS implemented new Q3-12 coverage criteria for IRF Q4-12 Q1-13 admissions increase in Q2-13 Q3-13 Patient Protection and Q4-13 Affordable Care Act Adjusted EBITDA in Q1-14 Q2-14 (PPACA) of 2010 Q3-14 signed into law 41 of the last Q4-14 Q1-15 IRF price increase: Q2-15 Q3-15 less PPACA adjustment 42 quarters Q4-15 Q1-16 Q2-16 despite numerous Q3-16 Sequestration began Q4-16 Q1-17 challenges. Q2-17 Q3-17 Q4-17 Q1-18 Home Health Q2-18 Q3-18 rebasing cuts began Q4-18 Q1-19 Q2-19 -5 0 5 10 15 20 25 30 35 40 Year-over-year percent change Encompass Health * Medicare, Medicaid, and State Children's Health Insurance Program Extension Act of 2007 17

Investment thesis and strategy Encompass Health’s ability to adapt to changes, build strategic relationships, and consistently provide high-quality, cost-effective care positions the Company for success in the evolving healthcare industry. Encompass Health 18

Investment thesis Encompass Health is positioned to become the nation's leading provider of integrated post-acute services. The healthcare industry is evolving toward integrated delivery models and value-based care. Providers must be able to adapt to changes, build strategic relationships across the healthcare continuum, and consistently provide high-quality, cost-effective care to be successful. Demonstrated ability to adapt across economic cycles and in the face of numerous Change agility and significant regulatory and legislative changes Joint ventures with acute-care partners comprise one-third of IRF portfolio. Formed Post-Acute Innovation Center in collaboration with Cerner Corporation to Strategic develop enhanced tools to manage patients across the continuum of care relationships Engaged in a strategic partnership with the American Heart Association/American Stroke Association to jointly work to elevate national and local awareness that stroke is treatable and beatable through rehabilitation and community support. Quality of Outcomes in both operating segments exceed national industry standards. patient outcomes Cost Treatment of more medically complex patients at lower average costs than other post-acute providers through superior clinical protocols, economies of scale, and effectiveness technology-enabled business processes Both of the Company's segments benefit from favorable demographic trends and the Growth nondiscretionary nature of many conditions treated. Encompass Health 19

Strategy The Company’s strategy is to expand its network of inpatient rehabilitation hospitals and home health and hospice locations, further strengthen its relationships with healthcare systems, provider networks, and payors in order to connect patient care across the healthcare continuum, and to deliver superior outcomes. Elements of strategy Clinical expertise Financial Advanced and high-quality Sustained Post-acute outcomes resources technology growth solutions Encompass Health 20

Elements of strategy Institutional programs and advanced treatment protocols connect care and allow seamless transition of patients across the healthcare continuum Clinical Leverage technology to strengthen clinical data analytics expertise and Integration of care transition coordinators high-quality outcomes 118 Encompass Health inpatient rehabilitation hospitals hold one or more disease- specific certifications, including 117 with stroke-specific certifications Outcomes in both operating segments exceed national industry standards (see page 9) Financial Strong, well-capitalized balance sheet resources Free cash flow funds growth and shareholder distributions Proprietary rehabilitation-specific clinical information system (known as "ACE-IT") Advanced technology Proprietary management reporting system (known as "Beacon") Optimization of Homecare Homebase Highly fragmented sectors present acquisition and joint venture growth opportunities Sustained Technology-facilitated and data-driven sales processes growth Barriers to entry include capital investments, clinical expertise, regulatory compliance, and Certificate of Need (“CON”) requirements Predictive analytics used to enhance patient outcomes (e.g., ReACT; Sepsis Alert; 90-day post-acute readmission prediction model) Post-acute solutions Ongoing innovation with initiatives such as the Post-Acute Innovation Center Active participant in various alternative payment models Encompass Health 21

The healthcare landscape is changing. Current post-acute providers Future post-acute providers • Medicare payments/regulations are site • Medicare payments/regulations will be specific (e.g., 60% Rule, 3-Hour Rule, condition and outcome focused. “preponderance” of one-to-one therapy, • Many existing regulations will become definition of homebound). • Integrated delivery unnecessary. payment models Long-term acute care hospitals • Value-based Facility-based post acute services payments • Full range: low acuity à high acuity • 24/7 nursing coverage Inpatient rehabilitation hospitals • Site neutrality • Eliminates payment silos Skilled nursing facilities Home-based post-acute services • More care in the home (lowest cost setting) • Ability to care for high-acuity patients with Home health multiple chronic conditions ▪ The healthcare industry is moving toward integrated delivery payment models, value-based purchasing, and site neutrality. New payment systems for LTCHs, SNFs, and HHAs, as well as changes to the IRF functional assessment framework, are precursors to these moves. ▪ To succeed, providers must adapt to changes in the regulatory and operating environments, build strategic relationships across the healthcare continuum, and consistently provide high-quality care at a cost-effective price. Encompass Health 22

The Company is well-positioned for the progression towards site neutrality as it will be able to treat all types of post-acute patients by leveraging its operational expertise across its network of facility-based and home-based assets. The Company’s IRFs have the physical construct, clinical staffing, and operating expertise to “pivot from the center” to address the full spectrum of inpatient post-acute needs in a site neutral environment. LTACs IRFs SNFs Always available Sometimes available Seldom available Therapy gym Therapy gym Therapy gym Present & training & training & training Home health Systems for Systems for Systems for all PAC all PAC all PAC patients patients patients Staff trained Staff trained Staff trained for all acuity for all acuity for all acuity Progression to site neutrality Higher acuity patients will Post-acute inpatient hospitals transition from post-acute inpatient hospitals to home health. Lower acuity Future Post-acute inpatient spectrum patients will go directly to home health. Higher acuity Lower acuity Encompass Health 23

The Company continues to improve the patient experience and outcomes through integrated care delivery. Inpatient rehabilitation–home health clinical collaboration (all payors) overlap markets* 34.9% 33.2% Collaboration rate Collaboration rate u As of June 30, 2019, Encompass Health had 83 overlap markets.* u The clinical collaboration rate with Encompass 5,871 5,219 Health’s inpatient rehabilitation hospitals increased 170 basis points in Q2 2019 compared to Q2 2018. u The clinical collaboration rate objective is 40% in the near term. u The objectives of clinical collaboration are to improve the patient experience and outcomes and to reduce the total cost of care across a post-acute episode. 10,486 10,955 Ÿ Coordination between our IRFs and home health teams is resulting in lower discharges to skilled nursing facilities, higher discharges to home and improved patient satisfaction. Q2 2018 Q2 2019 Encompass Health home Encompass health Health IRF discharges to: Non-Encompass Health home health * Overlap markets have an Encompass Health IRF and an Encompass Health home health location within an Encompass Health approximate 30-mile radius, excluding markets that have home health licensure barriers. Overlap 24 markets are open for 12 months before inclusion in the clinical collaboration rate.

Clinical collaboration - all markets To continue building its clinical collaboration platform, the Company will: • focus on increasing its number of new overlap markets and building density in current overlap markets and • use Care Transition Coordinators and TeamWorks best practices to enhance patient awareness and understanding of the value in clinical collaboration. Priorities 24% ~107,000 Requires acquisition to be actionable; EHC IRF pipeline prioritization discharges Non-Medicare 10% FFS discharges underway referred to home health Discharges in 4% EHC's current markets where Discharges in 2018 Clinical clinical returning to a a JV acute care collaboration collaboration partner owns a non-EHC home 26% focus is on the activities home health health agency underway ~59% Medicare agency outside that referred of total beneficiary of the EHC JV the patient to population. EHC IRF an EHC IRF Discharges in discharges markets where 15% EHC operates an IRF but not Discharges to a a home health non-EHC home agency health agency 21% in an EHC overlap market Discharges to an EHC home health agency Encompass Health 25

Business outlook, including guidance (as of August 20, 2019) Encompass Health 26

Priorities for 2019 GROWTH u Expand portfolio of inpatient rehabilitation hospitals Ÿ Demographic trends driving increased demand for inpatient rehabilitation services Ÿ IRFs are best positioned to expand service offering in the progression towards site neutrality (see page 23) Ÿ Joint venture or wholly owned opportunities based on market-specific dynamics Ÿ Increase capacity at existing IRFs via bed additions u Expand portfolio of home health and hospice locations Ÿ Demographic trends driving increased demand for skilled home health services and in-home hospice services Ÿ Home health benefiting from SNF disintermediation Ÿ Continue emphasis on: ü Increasing overlap with the Company’s inpatient rehabilitation hospitals ü Increasing market density via acquisitions in existing and contiguous home health markets Ÿ Continue to build scale in hospice service line OPERATIONAL INITIATIVES CAPITAL STRUCTURE Encompass Health 27

Priorities for 2019 GROWTH OPERATIONAL INITIATIVES u Increase clinical collaboration - see pages 24 and 25 u Build stroke market share - see page 29 u Develop and implement post-acute solutions - see page 30 u Transition to IRF CARE Tool payment system - see page 31 u Prepare for implementation of home health: Ÿ Patient-Driven Groupings Model (PDGM) - see page 32 Ÿ Review Choice Demonstration (RCD) - see page 33 CAPITAL STRUCTURE u Maintain real estate ownership and balance sheet flexibility u Consider opportunistic refinancings u Augment returns from investments in operations with shareholder distributions Encompass Health 28

Building stroke market share Leveraging our: • strategic sponsorship with the AHA/ASA • clinical collaboration • joint commission certifications ~800,000 EHC IRFs strokes ~142,000 117 hold stroke-specific per year deaths from stroke in the U.S. certifications. ~32,000 Continue to increase market strokes treated in share by focusing on IRF- eligible EHC IRFs stroke patients going to SNFs ~626,000 EHC’s 3-year stroke and non-EHC IRFs; click here to strokes CAGR is ~6%. view our Life After Stroke guide. Stroke cases account for ~1/3 of EHC’s Medicare Advantage volume. Source: https://www.ahajournals.org/doi/pdf/10.1161/CIR.0000000000000659; page e305; Table 14-1 Encompass Health 29

Post-acute solutions Our post-acute solutions will leverage our clinical expertise, large post-acute datasets, EMR technologies, and strategic partnerships to drive improved patient outcomes and lower cost of care across the entire post-acute episode. 2018 2019 Ÿ Modified and implemented Cerner’s Ÿ Refine 90-day post-acute readmission HealtheCare module; created a prediction model; deploy to additional longitudinal patient record to manage EHC hospitals patients across the post-acute – expanded pilot to seven hospitals in continuum the Houston, Texas market in April 2019 – piloting in Tyler, Texas Ÿ Design and implement post-acute care clinical decision support tools Ÿ Deployed ReAct in all of our hospitals Ÿ Design and implement quality reporting Ÿ tool for building preferred provider Developed 90-day post-acute networks readmission prediction model Ÿ Create a provider hub to automate – piloting in Tyler, Texas and market analysis tools for quality Petersburg, Virginia reporting across episodes Ÿ Use Medalogix for home health care Ÿ Began utilizing care navigators to follow plan optimization and to reduce a patient throughout an episode of care emergency room visits and hospital readmissions Encompass Health 30

Inpatient rehabilitation: transition to CARE Tool payment system Background Elimination of FIM™ functional assessment items from IRF-PPS Ÿ Effective October 1, 2019, CMS will replace the FIM™ functional assessment measures with the CARE Tool measures for reporting and payment purposes. Ÿ The IRF-PPS FY 2020 final rule makes substantial changes to the CMGs, relative weights and average length of stay values for the IRF-PPS and will, therefore, impact Medicare revenue per discharge. Transition to CARE Tool payment system Ÿ Continue to provide feedback to CMS after the implementation of the new payment system Ÿ Continue education of hospital staff on CARE Tool utilization, including documentation requirements and system changes Ÿ Monitor FIMTM assessment to CARE Tool assessment comparative measures to ensure consistent representation of patients’ functional status Encompass Health 31

Home health: Patient-Driven Groupings Model (PDGM) Background Move to the Patient-Driven Groupings Model • Effective Jan. 1, 2020, PDGM will: - move from 60-day episodes for payment to 30-day payment periods; - rely more heavily on clinical characteristics; and - eliminate therapy service use thresholds in case-mix adjustments. • To achieve budget neutrality, CMS assumed behavioral changes will offset a 8.0% reduction in the base rate. Home health PDGM preparation strategies Ÿ Pursue legislative avenues to require CMS to use observed (vs. assumed) behavior changes to achieve budget neutrality Ÿ Provide feedback to CMS on magnitude and timing of assumed behavioral changes Ÿ Ensure productivity levels are realized for full-time staff Ÿ Optimize acuity-scaled care planning Ÿ Maximize the economies generated by scale and density Ÿ Utilize technology to drive incremental efficiencies Encompass Health 32

Home health: Review Choice Demonstration (RCD) State Start date Company Overview locations Following the pause of the Pre-Claim Review Illinois June 1, 2019 3 Demonstration (“PCRD”) on April 1, 2017, CMS worked Ohio September 30, 2019 1 to revise PCRD to offer more flexibility and choice for North Carolina To be determined 6 providers. RCD will give providers in the demonstration Florida To be determined 17 states an initial choice of three options. Texas To be determined 52 Three options Preparation 1. 100% pre-claim review 2. 100% post-payment review • Reviewed all documentation 3. Minimal post-payment review with a 25% payment requirements reduction for all Medicare home health services • Implemented system features to make If a provider chooses 100% pre-claim or post-payment review (which applies to every episode of care) and electronic submission easier reaches a 90% affirmation rate, it may elect to have • Continue to work with physicians to only 5% of its claims spot checked to ensure continued ensure consistency between their compliance. supporting documentation and our Timeline supporting documentation The demonstration began in June 2019 with home • Add administrative resources as health providers operating in Illinois. Implementation will expand to Ohio, North Carolina, Florida and Texas staggered implementation occurs on dates yet to be announced by CMS. CMS has the • Apply learnings from our Illinois option to expand to other states in the Palmetto locations that successfully navigated jurisdiction. PCRD with an affirmation rate in Duration excess of 90% Five years Encompass Health Source: https://www.gpo.gov/fdsys/pkg/FR-2018-05-31/pdf/2018-11492.pdf 33

Guidance - reiterated as of August 20, 2019 Previous 2019 Full-Year Updated 2019 Full-Year Guidance Guidance (Provided Initially on July 29, 2019) Net operating revenues Net operating revenues $4,500 million to $4,600 million $4,500 million to $4,600 million Adjusted EBITDA(9) Adjusted EBITDA(9) $925 million to $945 million $940 million to $960 million Adjusted earnings per share Adjusted earnings per share from continuing operations from continuing operations attributable to Encompass attributable to Encompass Health(10) Health(10) $3.71 to $3.85 $3.71 to $3.85 Encompass Health Refer to pages 108-110 for end notes. 34

2019 Guidance considerations Inpatient rehabilitation Home health and hospice u Estimated 1.2% increase in Medicare pricing u Estimated 1.5% net Medicare pricing increase before before reserves related to bad debt for Q3; reserves related to bad debt for second half of 2019 estimated 0% to 0.25% reimbursement rate (see page 40) change for Q4 (see page 40) u Salary increase of approx. 3.0%; benefits increase of u approx. 6.0% to 8.0% Salary increase of approx. 3.0%; benefits u increase of approx. 6.0% to 8.0% Inclusive of up to $50 million of home health and hospice acquisitions in 2019 and the acquisition of u Revenue reserve related to bad debt of 1.4% Alacare on July 1, 2019 to 1.6% of net operating revenues u Inclusive of the reduction in noncontrolling interests related to the redemption of the rollover shares u Administrative costs related to transition to u Administrative costs related to the Review Choice CARE Tool payment system Demonstration program and preparation for PDGM Consolidated u Increased interest expense associated with funding the Alacare acquisition, DOJ settlement(11), purchase of the home health rollover shares, and exercise of the stock appreciation rights u Increased depreciation and amortization resulting from the acquisition of Alacare u Investments of $3 million to $5 million in strategic initiatives, including post-acute solutions u Ongoing effects of Hurricane Michael on operations in the Panama City, Florida market u Diluted share count of ~100 million shares u Tax rate of ~27% u Adoption of new lease accounting standard resulted in a gross-up of assets and corresponding liabilities of ~$350 million and will not have a material impact on our income statement or statement of cash flows. Encompass Health Refer to pages 108-110 for end notes. 35

Adjusted free cash flow(12) assumptions Certain cash flow items 6 Months 6 Months 2018 2019 u (millions) 2018 2019 Actual Assumptions Increased 2019 Actual Actual assumption for cash interest payments due to funding of Cash interest payments (net the acquisition of Alacare, DOJ of amortization of debt $71.3 $72.9 $143.3 $155 to $165 Settlement(11), and discounts and fees) put of home health rollover shares and SARs (see page 65); former range was Cash payments for income $51.4 $32.6 $114.8 $110 to $130 $145 million to $155 taxes, net of refunds million u Increased 2019 Working capital and other $(21.3) $55.5 $(48.1) $30 to $50 assumption for free cash flow due to increased Adjusted EBITDA guidance range partially Maintenance CAPEX $72.1 $64.1 $152.9 $160 to $170 offset by higher cash interest expense (see pages 34 and 35); former range was $420 Adjusted free cash flow $281.4 $270.0 $538.1 $425 to $505 million to $500 million Encompass Health Reconciliations to GAAP provided on pages 96-105. Refer to pages 108-110 for end notes. 36

Uses of free cash flow 6 Months 2019 2019 2018 Actuals Assumptions Actuals IRF bed expansions $21.0 $40 to $50 $22.3 New IRFs - De novos 48.3 85 to 115 76.4 - Acquisitions — opportunistic — - Replacement IRFs and other 37.0 90 to 110 24.5 Growth in core Home health and hospice acquisitions business - Alacare Home Health and Hospice — 217.5 — - Camellia Healthcare — — 131.4 - All other 13.7 ~50 12.5 $482 to $543, excluding IRF Quarterly cash dividend currently $120.0 acquisitions $267.1 set at $0.28 per common share(13) Debt reduction Debt (borrowings) redemptions, net $(243.3) $ TBD $63.3 Cash dividends on common stock(13) 54.9 ~108 100.8 Shareholder Purchase of Home Health Holdings and other rollover shares and exercise of SARs distributions (see page 65) 13.4 231.6 69.4 Common stock repurchases 43.8 opportunistic — $(131.2) $TBD $233.5 ~$206 million authorization as of June 30, 2019(14) See the debt schedule on page 63. Refer to pages 108-110 for end notes Encompass Health for end notes. 37

Rebranding and name change The Company’s rebranding and name change reinforce its existing strategy and position as an integrated provider of inpatient and home-based care. JULY 2017 APRIL 2018 OCT. 2018 Announced Phase 1 field asset Phase 3 field asset planned conversions conversions name change JAN. 2018 JULY 2018 JAN. 2019 As of Jan. 1, 2019, all of the Legally changed Phase 2 field asset Phase 4 field asset Company’s hospitals and name and conversions conversions; home health and hospice stock ticker to transition complete locations have been Encompass Health Corporation (EHC) transitioned to the Encompass Health brand. 2017 2018 2019 Total Operating expenses* ~$6 million ~$11 million ~$1 million ~$18 million Capital expenditures ~$1 million ~$3 million ~$3 million ~$7 million Total rebranding investment ~$7 million ~$14 million ~$4 million ~$25 million Encompass Health *Included in corporate general and administrative expenses line item 38

Business outlook: 2019 to 2021 2019 2020 2021 • Enhance clinical collaboration between the Company’s IRFs and home health locations Key • Build stroke market share (click here to view our Life After Stroke guide) operational • Develop and implement post-acute solutions initiatives • Implement changes to reimbursement models in both business segments • Participate in alternative payment models • Same-store IRF growth Core • New-store IRF growth (de novos and acquisitions) growth • Same-store home health and hospice growth • New-store home health and hospice growth (acquisitions and de novos) Expansion of service Ÿ Consider acquisitions of other complementary businesses offerings Strong balance sheet • Maintain real estate ownership strategy and balance sheet flexibility Shareholder • Quarterly cash dividends on common stock and other • Opportunistic common stock repurchases distributions • Purchases of Home Health Holdings rollover shares and exercises of SARs Encompass Health 39

Business outlook 2019 to 2021: revenue assumptions Volume Inpatient Rehabilitation* Home Health* (includes new stores) 3+% annual discharge growth 10+% annual admission growth Approx. 73% of segment revenue Approx. 85% of segment revenue Medicare Pricing FY 2019 FY 2020 FY 2021 CY 2019 CY 2020 CY 2021 Amounts are approximations Q418-Q319 Q419-Q320(15) Q420-Q321 Q119-Q419 Q120-Q420(16) Q121-Q421 Final Rule Final Rule Estimate† Final Rule Proposed Rule Estimate† Market basket update 2.9% 2.9% 3.3% 3.0% 1.5% 3.2% Healthcare reform reduction (0.75%) - - - - - Legislative changes to the rural add-on program(16) - - - (0.1%) (0.2%) (0.1%) Change in outlier fixed-dollar loss ratio - - - 0.1% - - Healthcare reform productivity adjustment (0.8%) (0.4%) (0.5%) (0.8%) - (0.5%) Net market basket update 1.35% 2.5% 2.8% 2.2% 1.3% 2.6% Change in wage index and other (0.1%) (0.1%) - - - - labor adjustments Change in CMG relative weights and (2.15%) to average length of stay values(15) (0.1%) (2.4%) - - - - Change in outlier threshold (0.0%) (0.0%) - - - - Impact from case mix re-weighting - - - (0.7%) - - Estimated impact to Encompass Health 1.2% 0% to 0.25% 1.5% (2.8%)** Medicare Advantage Approx. 20% of revenue Approx. 13% of revenue and managed care pricing Expected increases 2-4% 1-3% 2-4% 0-2% 0-2% 0-2% * Outpatient and hospice, which services accounted for 5.0% of total operating revenues for full-year 2018, are not included in the pricing assumptions. ** Estimated PDGM impact of (4.1%) plus 1.3% net market basket update; excludes assumed behavioral change reduction of 8.0%.(16) † Estimates are based on current CMS and Congressional Budget Office projections Encompass Health which do not include potential changes from legislation or the CMS rule-making process. 40 Refer to pages 108-110 for end notes.

Business outlook 2019 to 2021: labor and other expense assumptions Inpatient Rehabilitation Home Health and Hospice Salaries and Benefits 2019 2020 2021 Salary increases 2.75-3.25% 2.75-3.25% 2.85-3.35% Benefit costs increases 6-8% 5-10% 5-10% Segment Operating Expenses Salaries Salaries and benefits and benefits ~70% ~85% % of Salaries and Benefits Salaries ~90% Other Other expenses Benefits ~10% expenses ~30% ~15% IRF Expenses Home Health and Hospice Expenses •Other operating expenses and supply •Other operating expenses and supply costs tracking with inflation costs tracking with inflation Encompass Health 41

IRF-PPS fiscal year 2020 final rule: key provisions Update to payment rates The final rule: • implements a net 2.5% market basket increase Company observations – 2.9% market basket increase – (40 bps) healthcare reform productivity reduction; Pricing: • updates case mix group relative weights and average length of stay values; • Net pricing impact to the • decreases the outlier fixed loss threshold; and • revises the wage index and labor-related share values. Company expected to be 0% to up 0.25% for FY 2020 (see page Quality reporting and IRF coverage requirements 40) • IRFs to begin data collection on Oct. 1, 2020 for two new quality measures: 1) Transfer of Health Information - Provider; and 2) Transfer of Health Information - Patient • Because of its efficient cost • The final rule implements multiple new patient assessment items on the structure, the Company receives IRF-PAI under the IMPACT Act framework of Standardized Patient Assessment very few outlier payments Data Elements. Data collection will begin Oct. 1, 2020. The items cover the despite treating higher acuity following areas: patients (see page 10). ◦ Cognitive function items ◦ Special services, treatments, and interventions items ◦ Medical condition and comorbidity items (15) ◦ Impairment items FY 2020 changes : ◦ Social determinants of health items • The Company will continue to • The final rule clarifies longstanding Medicare policy that IRFs determine provide feedback to CMS after qualifications of their rehabilitation physicians and medical directors. the implementation of the new Elimination of FIMTM functional assessment items from IRF-PPS(15) payment system. • Beginning Oct. 1, 2019, CMS will remove the FIM™ functional assessment items from the IRF-PAI. • CMS will replace the FIM™ measures with data items located in the Quality Indicators section of the IRF-PAI for payment purposes. • This change required CMS to make substantial changes to the CMGs, relative weights and average length of stay values for the IRF-PPS. Source: https://www.federalregister.gov/documents/2019/08/08/2019-16603/medicare-program-inpatient- Encompass Health rehabilitation-facility-irf-prospective-payment-system-for-federal-fiscal 42 Refer to pages 108-110 for end notes.

HH-PPS calendar year 2020 proposed rule: key provisions Proposed rule updates to 2020 payment rates The proposed rule would: Company observations • implement a net 1.3% market basket increase (1.5% market basket update less a 0.2% continued reduction related to the rural add-on modifications as required by the Bipartisan Budget Act (BBA) of 2018); Pricing: • reduce the Request for Anticipated Payment percentage in CY 2020 to • Net pricing impact to the 20% (from 50% to 60% historically) with full elimination of RAP in Company expected to be a 2021; and decrease of 2.8% for CY 2020 (see • implement the Patient-Driven Groupings Model effective January 1, page 40) 2020. Quality reporting CMS proposes to: Quality: • remove one quality measure, add two new quality reporting measures, • The Company will modify existing and modify one existing measure and processes and systems to meet the • adopt 22 standardized assessment data elements plus 7 more data changed requirements. elements related to social determinants of care that would be captured on the OASIS beginning January 1, 2021. Payment System(16): Patient-driven groupings model (PDGM) for CY 2020(16) • The Company will continue to For PDGM, the proposed rule would: engage with CMS, Congress, and • use 30-day payment periods; other stakeholders to ensure any • eliminate therapy service use thresholds currently used in case-mix change to the underlying payment adjustments and rely more heavily on clinical characteristics; system maintains patient access to • adjust payments for patients who had a prior inpatient stay within 14 needed home health services. days of the beginning of home health services; and • implement an 8.0% reduction in the base rate using assumed • See page 32 for the Company’s behavioral changes to achieve budget neutrality. preparation strategies Source: https://www.federalregister.gov/documents/2019/07/18/2019-14913/medicare-and-medicaid- Encompass Health programs-cy-2020-home-health-prospective-payment-system-rate-update-home 43 Refer to pages 108-110 for end notes.

IMPACT Act of 2014 - enacted Oct. 6, 2014 Company observations and considerations with respect to the IMPACT Act: It was developed on a bi-partisan basis by the House Ways and Means and Senate Finance Committees ▪ and incorporated feedback from healthcare providers and provider organizations that responded to the Committees’ solicitation of post-acute payment reform ideas and proposals. It directs the United States Department of Health and Human Services (“HHS”), in consultation with ▪ healthcare stakeholders, to implement standardized data collection processes for post-acute quality and resource use measures. Although the IMPACT Act does not specifically call for the implementation of a new post-acute payment system, the Company believes this Act will lay the foundation for possible future post-acute ▪ payment policies that would be based on patients’ medical conditions and other clinical factors rather than the setting where the care is provided. It has created additional data collection and reporting requirements for the Company’s IRFs and home health agencies. While the Company cannot quantify the potential financial effect of the IMPACT Act on Encompass Health, the Company believes any post-acute payment system that is data driven and focuses on the ▪ needs and underlying medical conditions of post-acute patients will be positive for providers who offer high-quality, cost-effective care. Encompass Health believes it is doing just that and expects this act will be positive for the Company. However, it will likely take years for the quality data to be gathered, standardized patient assessment data to be assembled and disseminated, and potential payment policies to be developed, tested and ▪ promulgated. As the nation’s largest owner and operator of inpatient rehabilitation hospitals, the Company looks forward to working with HHS, the Medicare Payment Advisory Commission and other healthcare stakeholders on these initiatives. Source: https://www.govtrack.us/congress/bills/113/hr4994/text Encompass Health Refer to pages 108-110 for end notes. 44

Growth Encompass Health is a leader in serving the post-acute patient population and has multiple avenues available for sustained growth in both segments. Favorable demographic trends are driving increased demand. Encompass Health 45

The Company has multiple avenues available for sustained growth in both segments u The Company continues to have excellent organic growth opportunities in inpatient rehabilitation, home health, and hospice. — Track record of consistent market share gains — IRF organic growth supplemented by bed additions — Maturation of acquired home health locations u Target four to six new inpatient rehabilitation hospitals per year to complement organic growth — De novos and acquisitions will allow entry into, and growth in, new markets. — Proven track record of success u Target $50 to $100* million per year toward home health and hospice acquisitions to complement organic growth — Home health acquisitions and new-store growth prioritized in Encompass Health IRF markets without current overlap — Build additional scale in hospice via acquisitions and de novos *In March 2019, the Company signed a definitive agreement to acquire Alacare Home Health and Hospice. As a result, the Company expects to spend up to $50 million on other home health and hospice acquisitions in 2019. Encompass Health 46

Both segments benefit from a demographic tailwind: growth in the Medicare beneficiary population Projected population of age 65+ Baby Boomer wave • The growth rate of Medicare reaches average age of beneficiaries increased in 2011 to an Millions an Encompass Health approx. 3% CAGR as “Baby Boomers” Medicare patient (~76). started turning age 65. ◦ ~10,000 Baby Boomers turn 65 each day ~3% CAGR • The CAGR for the population in Encompass Health’s average patient age range is ~5%. CAGR (population growth by age) 46% 46% 45% (33.3M) (30.7M) Age 2014 2018 2022 2026 43% (26.8M) to 2018 to 2022 to 2026 to 2030 41% (22.7M) (19.0M) 65-69 2.8% 2.6% 1.6% (0.1)% 70-74 4.9% 3.7% 2.5% 2.1% 75-79 4.0% 5.0% 4.9% 2.0% 80+ 1.5% 2.4% 3.6% 5.2% Total 3.2% 3.3% 2.9% 2.2% Age 65-69 Age 70-79 Age 80+ Encompass Health Source: www.census.gov/data/datasets/2017/demo/popproj/2017-popproj.html 47

Multi-faceted inpatient rehabilitation growth strategy New beds Total IRFs 2018 Bed count increase 1,600 140 135 • Shelby County, AL (34 beds) 1,400 130 • De novos 1,200 125 Bluffton, SC (38 beds) 120 1,000 • Murrells Inlet, SC (29 beds) 115 800 110 Acquisitions • Winston-Salem, NC (68 beds) 105 600 100 • Bed expansions (26 beds) 400 95 Bed 90 2019 Projected bed 200 expansions 85 count increase Wholly owned and joint ventures 0 80 • Lubbock, TX (40 beds) 2014 2015 2016 2017 2018 Projected 2019 • Boise, ID (40 beds) % Increase in licensed beds 4% 18% 1% 4% 1% 3% • Katy, TX (40 beds) Total number of licensed beds 7,095 8,404 8,504* 8,851 8,966† 9,261‡ Total number of IRFs 107 121 123* 127 130† 134 • Murrieta, CA (50 beds) * 2016 total number of licensed beds and total number of IRFs include the disposal of 61 beds at Beaumont, TX (sold June 2016) and 83 beds at Austin, TX (closed August 2016). • Bed expansions (~150 beds) † 2018 total number of licensed beds and total number of IRFs include the consolidation of the Ft. Worth market (decrease of 60 beds) and the delicensure of 20 SNF beds at a Dallas IRF. ‡ Projected 2019 total number of licensed beds includes the delicensure of 25 SNF beds at Round Rock, TX. Encompass Health 48

Inpatient rehabilitation growth pipeline Disciplined approach to new store growth The Company’s value proposition – $7.9 billion Medicare IRF market – CAPEX to build free-standing IRF, freeing up space for Considerations: ü medical/surgical beds in an acute care facility for a JV partner – Market demographics Enhance the position of the acute care hospital to meet ü quality requirements and effectively participate in alternative payment models – Presence of other IRFs Increased acute care hospital flow-through by taking ü appropriate higher acuity patients faster than other post- – Geographic proximity to other Company acute settings ü Clinical collaboration between the Company’s IRFs and home IRFs and home health locations health locations Proprietary rehabilitation-specific clinical information system – Potential joint venture partners ü (ACE-IT) integrated with acute care hospitals’ clinical information systems to facilitate patient transfers, reduce readmissions, and enhance outcomes Typical development pipeline Proprietary real-time performance management systems (care ü management, labor productivity, quality reporting, therapy Exploratory / Actively Near-term analysis and expense management) to ensure appropriate clinical oversight and improve profitability CA executed working actionable ü Proven track record of efficient management of regulatory process (CON, licensure, occupancy, etc.) No. of projects 30 - 40 10 - 12 4 - 6 ü Experienced transaction/integration team Factors: ü National leader in post-acute policy activities • Certificate of need process/timeline • Fair market valuation of contributed assets (joint ü TeamWorks approach to sales and marketing ventures only) ü Supply chain efficiencies • Partnership complexities ü Medical leadership and clinical advisory boards Source: MedPAC, Medicare Payment Policy, March 2019 - page 251 Encompass Health CA = confidentiality agreement 49

Inpatient rehabilitation acute care joint venture partnerships • The Company’s IRF joint ventures began in 1991 with Vanderbilt University Medical Center. • The Company’s joint venture acute care hospital partners own equity that ranges from 2.5% to 50%. • 45 of 46 IRFs are consolidated joint ventures, with one accounted for under the equity method.* 46** IRF joint venture hospitals in place with major healthcare systems such as: • Barnes-Jewish • University of Virginia Medical Center • Vanderbilt University Medical Center • Geisinger Health System • Martin Health System • Monmouth Medical Center (Barnabas Health) • Yuma Regional Medical Center • Mercy Health System • Maine Medical Center • Methodist Healthcare-Memphis Hospitals, a subsidiary of Methodist Le Bonheur Healthcare Joint ventures with acute care hospitals establish a solid foundation for integrated delivery and alternative payment models. * Effective July 1, 2019, the one equity method joint venture became a consolidated joint venture. Encompass Health ** Excludes IRF joint venture hospitals that have been announced but were not operational as of June 30, 2019: Boise, ID; and Dayton, OH 50 (current wholly owned 50-bed IRF that will become a joint venture with Premier Health upon completion of a new 60-bed hospital).

De novo IRFs and acquisitions Operations Joint # of new beds Location date Investment considerations venture? 2017 2018 2019 2020 De novo IRFs: • IRR objective of 13% (after tax) • Joint venture capitalization Westerville, OH Q2 2017 Yes 60 • Certificate of need (“CON”) costs, Jackson, TN* Q3 2017 Yes 48 where applicable Pearland, TX Q4 2017 40 • Clinical information system (“CIS”) Shelby County, AL Q2 2018 34 installation costs Bluffton, SC Q2 2018 38 • Medicare certification for new hospitals Winston-Salem, NC Q4 2018 Yes 68 (minimum of 30 patients treated for Lubbock, TX Q2 2019 Yes 40 zero revenue) 1 Boise, ID Q3 2019 Yes 40 2 Katy, TX Q3 2019 40 3 Murrieta, CA Q4 2019 50 5 Previously announced IRF development projects underway 4 Sioux Falls, SD 2020 40 5 Coralville, IA 2020 40 5 New states Acquisitions: – Mississippi in 2017 – North Carolina in 2018 Gulfport, MS Q2 2017 Yes 33 – Idaho in 2019 Murrells Inlet, SC Q3 2018 Yes 29 – South Dakota and Iowa in Bed expansions, net** 166 26 ~150 ~100 2020 347 195 ~320 ~180 Encompass Health * Existing wholly owned, 40-bed IRF in Martin, TN became a joint venture in conjunction with this opening 51 ** Net bed expansions in each year may change due to the timing of certain regulatory approvals and/or construction delays.

De novo costs and timeline • Prototype includes all private rooms Capital cost (millions) Low High • Core infrastructure of building anticipates Construction, design, permitting, etc. $17 $21 future expansion (accretive to financial Land 2 5 returns) Equipment (including CIS) 3 4 • Factors that impact costs/timeline: Range of a typical 40-50 bed IRF $22 $30 ◦ CON status Pre-opening expenses* (millions) Low High ◦ State regulatory requirements Operating $0.5 $1.0 ◦ Local planning and zoning approvals Salaries, wages, benefits 0.4 1.0 ◦ Hospital-specific complexities $0.9 $2.0 Illustrative timeline Project start Groundbreaking Opening CON process (if applicable) Zoning & design Permitting Construction 6 months to 3 years 18 to 20 months *Pre-opening expenses include expenses for training new employees on the clinical information system, which vary based on the Encompass Health 52 timing of the first admission.

IRF de novo occupancy and EBITDA* trends Occupancy Sustained positive EBITDA 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 1 2 3 4 5 6 7 8 9 10 11 12 Months Franklin (12/2015) Modesto (10/2016) Westerville (04/2017) Pearland (10/2017) Shelby County (04/2018) Bluffton (06/2018) Murrells Inlet** (09/2018) Lubbock (05/2019) The Company’s average 2018 occupancy * IRF EBITDA = earnings before interest, taxes, depreciation, and amortization directly attributable to the related hospital ** We began operating a 29-bed inpatient rehabilitation hospital in Murrells Inlet, South Carolina with our joint venture partner, Encompass Health Tidelands Health, in September 2018. In May 2019, we began operating a 46-bed inpatient rehabilitation satellite of this 53 hospital in Little River, South Carolina.

Multi-faceted home health and hospice growth strategy • Strong demand due to cost effectiveness of home-based care and implementation of alternative payment models Organic growth • Strong organic growth from existing locations • Located in markets with attractive demographics * Currently located in states that represent ~70% of total Medicare home health and hospice spend • Highly fragmented market Home health • Prioritization of new IRF overlap markets acquisitions • Proven ability to consummate and integrate acquisitions and de novos • Sustainable and replicable culture • Implementation of best practices and technology • Attractive partner due to quality of outcomes, data management, scale and market density, and willingness/ability to treat high acuity and/or Clinical chronic patients collaboration • Plan of care coordination with the Company’s IRFs • Care Transition Coordinators serve as representatives in transitional care activities and strategic relationships with other healthcare providers Hospice • Prioritization of existing home health markets acquisitions • Opportunity to build scale and leverage components of existing and de novos infrastructure Encompass Health 54

Home health growth pipeline Number of home health agencies over time • $17.7 billion Medicare home health market is highly 13,000 The number of home health agencies fragmented with over 11,800 is near an all-time high and presents home health agencies. 12,000 significant consolidation opportunities. • Approx. 94% of these have 11,000 annual revenue of less than $5 million. 10,000 s e i • Top 4 public companies c 9,000 n e represent approx. 21% of the g A f Medicare market. o 8,000 # • The Company represents 7,000 3.9% of the Medicare home health market. 6,000 Prioritize acquisitions in 5,000 Company IRF markets to 4,000 enhance clinical collaboration 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 Interim Cost- payment based Prospective Payment System (PPS) systems (IPS) Source: MedPAC, Medicare Payment Policy - March 2019, page 234; March 2018, page 246; March 2017, page 231; Encompass Health March 2016, page 214; March 2015, page 218; March 2014, page 221; March 2013, page 194; and March 2003, page 55 112; MedPAC - Healthcare spending and the Medicare program, June 2006, page 131; Medicare Claims Data

Hospice growth pipeline • Medicare hospice market is approx. $18 billion. • 1.5 million Medicare beneficiaries received Acquisition strategy for hospice hospice services from approx. 4,500 providers in • Build additional scale 2017. • Medicare focus • Hospice use among Medicare beneficiaries has • Home-based service offering grown substantially in recent years, suggesting • Strong clinical practice and clean greater awareness of and access to hospice compliance record services. • Highly regarded market reputation – In 2017, only 50% of Medicare decedents utilized hospice services, and of those, more than 25% • Attractive geography and demographics died in the first seven days of care, even though • Ability to leverage existing infrastructure hospice care is intended for patients that physicians believe have 6 months or less to live. – On January 1, 2016, Medicare began paying for voluntary advance care planning conversations % of Medicare decedents who used hospice between a beneficiary and his or her physician. • Annual Medicare spending on FFS decedents averages ~$34,500 per beneficiary — almost 4x higher than the average cost for beneficiaries 2000 2017 who did not die during the year. ~23% ~50% – Roughly 25% of traditional Medicare spending for health care is for services provided to beneficiaries age 65 and older in their last year of life. Source: MedPAC, Medicare Payment Policy, March 2019, pages 311, 321, and 316; Encompass Health https://www.kff.org/medicare/fact-sheet/10-faqs-medicares-role-in-end-of-life-care/ 56

Alternative payment models Most models remain in the early or pilot stage and results have been mixed. Both of our segments continue to participate in various alternative payment model initiatives. Encompass Health 57

Accountable Care Organizations (“ACOs”) Medicare Shared Savings Program (MSSP) (2019 - 518 ACOs / 10.9 million Medicare beneficiaries) • Performance Year 5 (2017) results: ◦ 284 of 472 ACOs (60%) held spending below their benchmark. ▪ 125 of these ACOs reduced health costs compared to their benchmark, but did not meet Currently, CMS the minimum savings threshold for shared savings. reports there are ◦ 188 ACOs (40%) did not reduce costs compared to their benchmark. ◦ Shared Savings Program ACOs generated total program savings of $1.1 billion or $314 million after 559 adjusting for shared savings/loss payments. MSSP and • On December 21, 2018, CMS issued a Final Rule for the Shared Savings Program called “Pathways to Success.” next generation The new program contains two participation tracks that will start on July 1, 2019. ◦ New BASIC track allows eligible ACOs to begin under a one-sided risk model and incrementally phases- ACOs. in higher levels of risk that at the highest level will qualify as an Advanced “Alternative Payment Model” under the Quality Payment Program. ◦ New ENHANCED track, based on the Shared Savings Program’s existing Track 3, is intended to allow ACOs to take on higher levels of risk and possible shared-savings. Performance ◦ Current Track 1, Track 2, and Track 1+ Models will be discontinued. results so far have been Next generation ACOs (2019 - 41 ACOs) mixed. • Initiative launched in January 2016 for ACOs that are experienced in coordinating care for populations of patients • Allows providers to assume higher levels of financial risk and reward than are available under the MSSP • Performance Year 2 (2017) results: ◦ 32 out of 44 ACOs generated savings and received shared savings of $230 million. ◦ Remaining 12 ACOs generated losses and were required to pay back $57 million to CMS. The Company serves as the exclusive preferred home health provider for two Premier ACOs. (~24,000 total covered lives in northern Texas and southern Oklahoma) Ÿ EHC receives increased referrals for Medicare home health patients from the ACOs Ÿ Eligible to receive a portion of the ACOs’ shared savings Ÿ Total shared savings achieved by both ACOs in 2017 was $6.0 million. - Met the minimum savings rate in one of the ACOs to participate in shared savings Encompass Health Source: CMS/HHS press releases and public use files; MedPAC, Report to Congress, June 2018 - page 218 58

Home Health Value-Based Purchasing Model Over the long term, the Company believes it is well-positioned to benefit from a delivery system that rewards providers who are committed to providing high-quality care. In the calendar year 2016 HH-PPS final rule, Total Performance Scores (a numeric score ranging CMS finalized a Home Health Value-Based from 0 to 100 based on each agency’s performance) Purchasing (“HHVBP”) Model that covers five will be calculated from the following set of measures* performance years beginning Jan. 1, 2016 and for performance years 2019 and 2020: concluding on Dec. 31, 2022. • Two composite measures from existing Outcome and Medicare-certified home health agencies Assessment Information Set (“OASIS”) data collection that provide services in the following and three process measures submitted through the states will be required to participate in HHVBP portal the model: • Four outcome measures from existing OASIS data 1. Arizona 5 collection and two outcome measures from claims data 2. Florida 17 • Five HHCAHPS** consumer satisfaction measures 3. Iowa — 4. Maryland 3 Performance years Calendar year for Maximum payment 5. Massachusetts 5 payment adjustment adjustment (-/+) 6. Nebraska — 2016 1st Adjustment 2018† 3% 7. North Carolina 6 2017 2019‡ 5% 8. Tennessee 8 2018 2020 6% 9. Washington — 2019 2021 7% Company Locations 44 2020 2022 8% † Majority of EHC locations in the nine VBP states were acquired in late 2015 or ~23% of the Company’s home health Medicare revenue 2016; impact of ($0.3) million, or a (0.27%) payment adjustment to Medicare revenue in the nine VBP states, to EHC in 2018. ‡ EHC expects a neutral to slightly positive payment adjustment to Medicare revenue in the nine VBP states in 2019. Source: https://innovation.cms.gov/initiatives/home-health-value-based-purchasing-model Encompass Health * Per the CY 2019 HH Final Rule at: https://s3.amazonaws.com/public-inspection.federalregister.gov/2018-24145.pdf 59 ** Home Health Care Consumer Assessment of Healthcare Providers and Systems

Capital structure Encompass Health is positioned with a cost-efficient, flexible capital structure. Encompass Health 60

Debt maturity profile - face value As of June 30, 2019* Callable beginning September 2020 ($ in millions) Callable beginning November 2017(17) $326 Available $1,100 Callable beginning Senior March 2018 Notes Revolver 5.75% $335 Drawn capacity + $39 reserved for $350 Senior LC’s $273 $300 Senior Revolver Notes 5.75% Term Loans Notes 5.125% 2018 2021 2022 2022 2023 2024 2025 No significant debt maturities prior to 2022 * This chart does not include ~$395 million of finance lease obligations or ~$17 million of other notes payable. Encompass Health 61 See the debt schedule on page 63. Refer to pages 108-110 for end notes.

Financial leverage and liquidity Total debt Liquidity Leverage ratio* (Billions) June 30, 2019 Dec. 31, 2018 4.6x** Cash available $ 221.7 $ 69.2 Revolver $ 700.0 $ 700.0 Less: - Draws (335.0) (30.0) 3.17 2.9x - Letters of credit (39.1) (37.4) 3.02 Available $ 325.9 $ 632.6 2.76 2.58 2.51 Total liquidity $ 547.6 $ 701.8 Credit ratings S&P Moody’s Corporate rating BB- Ba3 Outlook Stable Stable Revolver rating BB+ Baa3 Senior notes rating B+ B1 2015 2016 2017 2018 Trailing 4 Quarters * The leverage ratio is based on trailing four quarters of Adjusted EBITDA. ** Financial leverage increased in 2015 due to the acquisition of Encompass Home Health and Hospice, Reliant Hospital Partners, and CareSouth Health System, Inc. Encompass Health Reconciliations to GAAP provided on pages 96-105; see also the debt schedule on page 63. 62 (1)

Debt schedule Change in June 30, December 31, Debt vs. ($millions) 2019 2018 YE 2018 Advances under $700 million revolving credit facility, September 2022 - LIBOR +150bps $ 335.0 $ 30.0 $ 305.0 Term loan facility, September 2022 - LIBOR +150bps 272.8 280.1 (7.3) Bonds Payable: 5.125% Senior Notes due 2023 297.0 296.6 0.4 5.75% Senior Notes due 2024(17) 1,095.5 1,194.7 (99.2) 5.75% Senior Notes due 2025 345.3 345.0 0.3 Other notes payable 16.9 104.2 (87.3) Finance lease obligations 395.2 263.8 131.4 Long-term debt $ 2,757.7 $ 2,514.4 $ 243.3 Debt to Adjusted EBITDA 2.9x 2.8x Encompass Health Reconciliations to GAAP provided on pages 96-105. 63 Refer to pages 108-110 for end notes.

IRF real estate portfolio 131 inpatient rehabilitation hospitals: 9,062 licensed beds 4,750 licensed beds Own ~70% of IRF real estate in CON states As of June 30, 2019 61 own building and land 30 own building; lease land 40 lease building and land 4,312 licensed beds in non-CON states 1 of the 131 IRFs is nonconsolidated. For that IRF, the A CON is a regulatory requirement in some states and federal Company owns the building and leases the land. The jurisdictions that require state authorization prior to proposed Company’s licensed bed count does not include the 51 beds acquisitions, expansions, or construction of new hospitals. associated with the nonconsolidated IRF. Encompass Health 64

Overview of rollover shares and SARs held by members of the home health and hospice management team Background In connection with the 2014 acquisition of Encompass Home Health and Hospice: • Certain members of that management team rolled a portion of their pre-acquisition equity into the post-acquisition entity (“Home Health Holdings”) resulting in a 16.7% ownership interest (the “Rollover Shares”). Home Health • The Company also granted stock appreciation rights (“SARs”) based on the fair value of the common stock of Home Health Holdings to certain members of that management team. Half of the Holdings SARs vested on Jan. 1, 2019, and the other half vest on Jan. 1, 2020. Once vested, they are exercisable until they expire on Dec. 31, 2024 or in connection with termination of employment. Original • Home Health Holdings was capitalized with a promissory note to the parent company totaling ~ Rollover $385 million (equal to 5.5x the segment’s 2014 EBITDA). This was done to provide the opportunity Shares for leveraged returns on the equity, thereby mimicking a private equity transaction structure. 16.7% • To the extent Home Health Holdings needs cash (e.g., acquisitions, capex, etc.), such amounts are added to the principal amount of the note(s). Cash generated from the operations of Home Health Holdings may be used to pay interest and principal on the note(s). Holder – The right (but not the obligation) to sell for cash up to 1/3 of the Rollover Shares to the parent after 1/1/18; Options 2/3 after 1/1/19; and all outstanding Rollover Shares after 1/1/20 Company – The right (but not the obligation) to purchase for cash all or any portion of the Rollover Shares after 1/1/20 Fair value of the Rollover Shares and SARs is determined using the product of Home Health Holdings’ EBITDA for the trailing 12-month period and a median market price multiple based on a basket of public home health companies and Valuation recent transactions, less the current balance of the intracompany note(s) to the parent. As of June 30, 2019, the value of the Rollover Shares was ~$326 million and the value of the SARs was ~$123 million. In February 2018 and July 2019, holders exercised their rights to sell their Rollover Shares to EHC. Each exercise represented ~5.6% of the outstanding common shares of Home Health Holdings. EHC settled the acquisition of the February 2018 exercise upon payment of ~$65 million and expects to settle the acquisition of the July 2019 exercise upon payment of ~$163 million in Q3 2019. After settling the July 2019 exercise, management’s ownership interest will Activity be ~5.6%. In the first quarter of 2019, holders exercised a portion of their vested SARs for cash proceeds of ~$13 million. In July 2019, holders exercised the remaining portion of their vested SARs for cash proceeds of ~$55 million, which is expected to be paid in cash in Q3 2019. Encompass Health 65

Information technology Encompass Health utilizes information technology to improve patient care and generate operating efficiencies. Encompass Health 66

IRF clinical information system: improved patient outcomes and streamlined operational efficiencies Treatment plan Pre-admission assessment • Computerized Physician Order Document & approval Entry ("CPOE") imaging • Clinical Decision Support ("CDS") • Predictive algorithm and clinical protocols to identify and reduce the risk of acute care transfer Referral hospitals Integrated electronic medical record Integrated and Quality reporting bar-coded point •Uniform data systems of care medication •Clinical data warehouse administration •Clinical intelligence Discharge planning Clinical notes and patient education • Physician • Nursing • Therapy • Care mgmt. •Patient history Ancillary services •Problems and diagnoses •Orders and results Charge and •Plan of care registration services •Workflow alerts and reminders •Registration •Treatment and interventions •Census Coordinate care •Coding and engage patients •Billing Encompass Health 67

IRF Proprietary management system: Beacon Operations management tool Supply chain procurement Encompass Health 68

Home health and hospice information system: Homecare Homebase Homecare Homebase Clinical Management and operations (“HCHB”) was born • HCHB manages the entire patient • Best-in-class data management and workflow and provides field clinicians reporting ensures managers have access out of the Company’s with access to patient records, diagnostic to relevant data needed to make correct operating model; information, and notes from prior visits decisions. via a mobile application. HCHB is a leading IT • Rules-based algorithms ensure platform provider in • Real-time, customized feedback and accountability by escalating tasks and the home health and instructions provided on-site notifying management when processes are delayed. hospice industry. • Enhances patient data capture and database management which aids in the • development of algorithms that Seamless billing with processes in place to can improve the plan of care ensure claim completeness Sales Compliance • Provides real-time market intelligence to • Field clinicians are required to adhere to sales area managers, allowing them to clinical protocols and physician orders, quickly identify the most valuable ensuring that proper regulatory and Optimization of referral sources compliance procedures are followed. capabilities in • Specialty programs integrate individual leading-edge • Internal branch-level audits completed physician protocols into HCHB. three times a year technology embedded – Creates loyalty and incentives for – HCHB-generated outputs reviewed by in culture, driving physicians and facilities, generating management to identify any branches additional future referrals requiring additional oversight superior clinical, • Web-based portal allows referring operational, and physicians to easily monitor the care and • Compliance program also involves financial outcomes. progress of patients and to sign orders extensive internal training electronically. Encompass Health 69

Operational metrics Encompass Health 70

IRF operational metrics: expense efficiencies •Salaries and benefits includes group medical costs and is impacted by staffing levels based on patient (Percent of net operating revenues) volumes. •IRF-related expenses includes other operating expenses (excluding loss on disposal or impairment of assets), supplies, and occupancy costs. •Employees per Occupied Bed (“EPOB”) is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each 50.2 50.4 51.1 50.8 51.0 period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage. 21.3 21.0 21.0 21.1 20.6 Salaries and benefits IRF-related expenses 2015 2016 2017 2018 YTD 2015 2016 2017 2018 YTD 2019 2019 3.41 3.44 3.47 3.43 3.37 EPOB Encompass Health 71

Pre-payment claims denials - inpatient rehabilitation segment Background Encompass Health reserves pre-payment claim denials as a reduction of • For several years prior to 2018, under programs designated as net operating revenues upon notice from a MAC a claim is under review. “widespread probes,” certain Medicare Administrative Contractors (“MACs”) conducted pre-payment claim reviews and denied payment for certain diagnosis codes. Impact to Income Statement • Encompass Health appeals most denials. On claims it takes to an Update of Collections of Revenue Reserve for administrative law judge (“ALJ”), Encompass Health historically has Period New Denials Previously Reserve for Prior experienced an approximate 70% success rate. Denied Claims New Denials Denials – MACs identify medical documentation issues as a leading basis for (In Millions) denials. Q2 2019 $3.5 $(1.7) $1.1 $— – Encompass Health’s investment in clinical information systems and its Q1 2019 1.6 (2.5) 0.5 — medical services department has further improved its documentation Q4 2018 4.6 (3.2) 1.4 — and reduced technical denials. Q3 2018 0.7 (1.3) 0.2 — • By statute, ALJ decisions are due within 90 days of a request for hearing, Q2 2018 1.8 (2.8) 0.5 — but appeals are taking years. HHS has implemented rule changes to address the backlog of appeals, but their effect is uncertain. Q1 2018 3.1 (6.8) 0.9 — Q4 2017 0.7 (7.8) 0.2 — • In November 2018, a federal court ordered HHS to reduce the backlog in the following increments: a 19% reduction by the end of FY 2019; a 49% Q3 2017 7.4 (6.2) 2.2 — reduction by the end of FY 2020; a 75% reduction by the end of FY 2021; Q2 2017 16.5 (7.7) 4.9 — and elimination of the backlog by the end of FY 2022. Q1 2017 19.0 (5.9) 5.7 — • All Medicare providers continue to experience delays resulting in a Q4 2016 17.8 (4.4) 5.4 0.5 growing backlog. Q3 2016 15.7 (8.5) 4.6 — – Currently, ALJs are hearing Encompass Health appeals from claims Q2 2016 18.7 (4.9) 4.6 — denied up to eight years ago. Impact to Balance Sheet • In late 2017, CMS implemented the Targeted Probe and Educate (“TPE”) initiative. For more information regarding TPE, see https:// June 30, Dec. 31, Dec. 31, www.cms.gov/Research-Statistics-Data-and-Systems/Monitoring- 2019 2018 2017 Programs/Medicare-FFS-Compliance-Programs/Medical-Review/Targeted- (In Millions) Probe-and-EducateTPE.html Pre-payment claims denials $ 156.1 $ 158.1 $ 164.0 • Effective February 2018, Palmetto GBA assumed responsibilities for Recorded reserves (46.8) (47.4) (49.2) Cahaba’s MAC jurisdiction. See announcement from CMS at https:// www.cms.gov/Medicare/Medicare-Contracting/Medicare-Administrative- Net accounts receivable from Contractors/Downloads/JurisdictionJAwardFactSheet-09082017.pdf pre-payment claims denials $ 109.3 $ 110.7 $ 114.8 Encompass Health 72

Post-payment auditor activity - inpatient rehabilitation segment CMS supplements its pre-payment audits with post-payment audits. CMS uses Comprehensive Error Rate Testing (“CERT”) auditors to identify trends driving errors. CMS also uses the CERT error rate to evaluate the performance of Medicare contractors reviewing claims in pre- and post-payment audits. Types of post-payment auditors Claims and recoupment Medicare Administrative Contractors (“MACs”) • CMS’s primary audit contractors may audit post-payment claims under TPE. • Sampling and extrapolation may generate large • MACs perform data analysis and probe sampling. They may use statistical overpayment allegations based on the review of a sampling and extrapolation at their discretion. handful of claims. Recovery Audit Contractors (“RACs”) • CMS may recover an overpayment by withholding • RACs identify and correct improper payments by reviewing claims based on future Medicare payments and applying the amount either a 6-month or 3-year look-back period. withheld against the alleged overpayment. • RACs receive contingency fees based on recovery. • An appeal of a post-payment claim denial does not • RACs provide little or no education on audit findings. stop recoupment. Because of the backlog, CMS may recoup valid claims before a provider can win an Zone Program Integrity Contractors (“ZPICs”) appeal on the merits. • ZPIC auditors review medical records and documentation for claims. • If the post-payment denial is overturned on appeal, • CMS or a MAC may refer providers for ZPIC review based on data analytics the provider recovers recouped amounts, plus or other concerns about integrity. interest. • ZPIC auditors use claim sampling and extrapolation. Supplemental Medical Review Contractors (“SMRCs”) Impact to balance sheet • SMRCs evaluate medical records to determine whether claims comply with Dec. 31, Dec. 31, Dec. 31, coverage, coding, payment and billing guidelines. 2018 2017 2016 (In Millions) Post-payment auditors contribute to ALJ backlog Net accounts receivable from u post-payment claims denials $39.0 $12.5 $12.8 Claims denied by post-pay auditors are appealed through Liabilities related to unrecouped the Medicare appeal process like other claim denials. post-payment denials 32.4 5.1 2.9 MACs adjudicate all denials at the first level. u Audits by multiple auditors seeking overpayments will Impact to income statement continue to clog the appeals pipeline. Post-payment audits have not had a material impact on our 2016-2018 income statements. Encompass Health 73

Inpatient rehabilitation operational and labor metrics Q2 Q1 Q4 Q3 Q2 Q1 Full Year 2019 2019 2018 2018 2018 2018 2018 (In Millions) Net patient revenue-inpatient $ 851.8 $ 847.6 $ 822.8 $ 798.4 $ 809.6 $ 817.1 $ 3,247.9 Net patient revenue-outpatient and other revenues 22.1 22.5 22.9 27.2 25.0 23.2 98.3 Net operating revenues $ 873.9 $ 870.1 $ 845.7 $ 825.6 $ 834.6 $ 840.3 $ 3,346.2 (Actual Amounts) xxx-xxx (18) Discharges 46,679 45,609 45,498 44,230 45,010 45,108 179,846 Net patient revenue per discharge $ 18,248 $ 18,584 $ 18,084 $ 18,051 $ 17,987 $ 18,114 $ 18,059 Outpatient visits 104,566 102,028 111,399 119,006 131,041 127,308 488,754 Average length of stay 12.5 12.8 12.5 12.7 12.5 12.7 12.6 Occupancy % 70.6% 72.3% 68.8% 68.9% 70.1% 71.9% 69.3% # of licensed beds 9,062 8,941 8,966 8,888 8,848 8,831 8,966 Occupied beds 6,398 6,464 6,169 6,124 6,202 6,349 6,213 (19) Full-time equivalents (FTEs) 21,570 21,345 21,199 21,119 21,010 20,978 21,076 Contract labor 227 246 266 237 248 285 259 Total FTE and contract labor 21,797 21,591 21,465 21,356 21,258 21,263 21,335 (20) EPOB 3.41 3.34 3.48 3.49 3.43 3.35 3.43 Encompass Health Refer to pages 108-110 for end notes. 74

Home health and hospice operational metrics Q2 Q1 Q4 Q3 Q2 Q1 Full Year 2019 2019 2018 2018 2018 2018 2018 (In Millions) Net home health revenue $ 222.7 $ 219.5 $ 215.3 $ 209.2 $ 204.8 $ 185.3 $ 814.6 Net hospice revenue 38.4 34.4 35.0 32.8 28.3 20.4 116.5 Net operating revenues $ 261.1 $ 253.9 $ 250.3 $ 242.0 $ 233.1 $ 205.7 $ 931.1 Home health: (Actual Amounts) (21) Admissions 37,828 37,944 35,151 34,364 34,026 33,855 137,396 Recertifications 28,129 28,282 29,530 28,733 28,089 25,229 111,581 Episodes 66,881 63,626 64,037 61,765 61,238 56,658 243,698 Average revenue per episode $ 2,959 $ 3,057 $ 2,972 $ 2,995 $ 2,968 $ 2,934 $ 2,968 Episodic visits per episode 17.1 17.7 17.4 17.6 17.5 17.9 17.6 Total visits 1,325,362 1,308,610 1,285,150 1,259,055 1,240,490 1,174,950 4,959,645 Cost per visit $ 76 $ 75 $ 76 $ 77 $ 76 $ 75 $ 76 Hospice: (22) Admissions 2,324 2,378 2,030 2,054 1,797 1,593 7,474 Patient days 259,501 239,022 231,515 223,834 192,404 143,231 790,984 Average daily census 2,852 2,656 2,516 2,433 2,114 1,591 $ 2,167 Revenue per day $ 148 $ 144 $ 151 $ 147 $ 148 $ 142 $ 147 Encompass Health Refer to pages 108-110 for end notes. 75

Payment sources (percent of revenues) Inpatient Home Health Rehabilitation and Hospice Consolidated Segment Segment Q2 Q2 Q2 6 Months Full Year 2019 2018 2019 2018 2019 2018 2019 2018 2018 Medicare 72.1% 72.8% 84.7% 85.5% 74.9% 75.5% 75.4% 76.1% 75.9% Medicare Advantage 11.1% 9.4% 10.2% 9.3% 10.9% 9.4% 10.3% 9.1% 9.2% Managed care 9.9% 10.4% 3.1% 3.7% 8.3% 8.9% 8.3% 8.9% 8.8% Medicaid 3.1% 3.2% 1.8% 1.2% 2.8% 2.8% 2.8% 2.6% 2.6% Other third-party payors 1.2% 1.5% —% —% 0.9% 1.2% 0.9% 1.2% 1.1% Workers’ compensation 0.7% 0.8% 0.1% 0.1% 0.6% 0.7% 0.7% 0.7% 0.7% Patients 0.6% 0.5% —% 0.1% 0.5% 0.4% 0.5% 0.4% 0.5% Other income 1.3% 1.4% 0.1% 0.1% 1.1% 1.1% 1.1% 1.0% 1.2% Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Encompass Health 76

Industry structure Encompass Health 77

Overall healthcare spending National healthcare spending: $3,263 billion in 2017 (billions) $168 Investment $45 Government administration $89 Government public health $452 Retail of medical products $97 Home health care $183 Other health, residential and personal care $920 Professional services $166 Nursing care facilities and continuing care retirement communities Hospital care $1,143 Personal healthcare: $2,961 Personal Includes inpatient rehabilitation, long-term care hospitals Health consumption spending*: $3,095 Encompass Health Source: Centers for Medicare & Medicaid Services, National Health Expenditure Data (Historical), Table 2 - 2017 78 * Excludes Net Cost of Private Health Insurance of $229.5 billion.

Medicare 2017 spending = $710 billion $8 billion (1%) in billions Inpatient rehabilitation hospitals (Included in inpatient hospitals) $ 28 Skilled nursing Medicare Part A $145 Inpatient hospital 4% 20% $69 Physician payments Medicare Part B 14% $53 Outpatient hospital $18 Home health $18 Hospice Medicare Parts A&B 10% $69 Other services 7% $210 Medicare managed Medicare Part C care 29% 3% 3% 10% $100 Outpatient Rx Medicare Part D Inpatient hospital includes spending for acute care hospitals along with inpatient rehabilitation and long-term acute care hospital services. In 2017, Medicare spent $7.9 billion and $4.5 billion, respectively for inpatient rehabilitation and long-term acute care hospital services. Source: Centers for Medicare & Medicaid Services, Medicare Trustees’ Report July 2018 – page 11; and Encompass Health MedPAC, Medicare Payment Policy, March 2019 - pages 193, 227, 251, 281, and 311 79

Continuum of healthcare services Preventive Ambulatory Acute Post-acute Palliative Routine health care Medical care Medical Medical care Medical care  (screenings, check- delivered on an treatment of provided after a that is focused ups, patient outpatient basis diseases for period of acute on providing counseling) to (blood tests, X- which a patient care (long-term relief from the prevent illnesses, rays, endoscopy, is treated for a acute care, symptoms and disease, or other certain biopsies, inpatient stress of a brief but severe health problems. certain surgical rehabilitation, serious illness episode of procedures) skilled nursing, (hospice) Home health and illness care management home health) services to prevent or reduce acute admissions. Encompass Health 80

Post-acute fee-for-service care services (Highest acuity) (Lowest acuity) Long-term Inpatient Skilled Acute care Home Discharge acute care rehabilitation nursing hospital health hospital hospital facility Medicare spending (billions) $4.5 $7.9 $28.4 $17.7* # of Discharges ~116,000 ~380,000 ~2,300,000 ~3,400,000 Length of stay 26.3 days 12.7 days 37.3 days N/A # of Providers ~400 ~1,180 ~15,100 ~12,000 For-profit (78%) For-profit (33%) For-profit (71%) Facility ownership mix** Non-profit (18%) Non-profit (56%) Non-profit (23%) For-profit (88%) Gov’t (4%) Gov’t (11%) Gov’t (6%) Non-profit (12%) Free-standing (24%) Free-standing (96%) Free-standing (85%) Free-standing vs. hospital based N/A Hospital based (76%) Hospital based (4%) Hospital based (15%) Urban (95%) Urban (87%) Urban (73%) Urban (83%) Rural vs. urban** Rural (5%) Rural (13%) Rural (27%) Rural (17%) * Not all home health spending occurs as a post-acute service. ** Facility ownership mix / rural vs. urban - home health data represents freestanding agencies only. Encompass Health Source: MedPAC, Medicare Payment Policy, March 2019 - pages 193, 197, 213, 227, 234, 251, 262, 263, 281, 287, 81 and 290; MedPAC, Health Care Spending and the Medicare Program, June 2018 - page 121

Medicare fee-for-service spending on post-acute services 6 4.8 Home health fee-for- 4.3 4.1 4.1 ) 3.9 3.8 3.7 service spending* (% of t 3.5 n e total Medicare spending) c r e 3 P ( Inpatient rehabilitation 1.6 1.5 1.5 1.6 1.5 1.6 1.6 1.6 fee-for-service spending 0 (% of total Medicare 2010 2011 2012 2013 2014 2015 2016 2017 spending) Total Medicare fee-for-service spending on post-acute services ~$59 billion in 2017 Projected $35 2017 2019 Post-acute Medicare Medicare $30 settings margin** margin** $25 Skilled nursing facilities 11.2% 10.0% $20 Home health agencies* 15.2% 16.0% $15 $10 Inpatient rehabilitation 13.8% 11.6% hospitals $5 Long-term acute care $0 hospitals 4.6% 1.2%*** 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 * Not all home health spending occurs as a post-acute service. ** 2017 Medicare margin / Projected 2019 Medicare margin - skilled nursing and home health data represents freestanding facilities and agencies only. *** 2019 LTCH Projected Medicare margin reflects margin estimates for full qualifying LTCH PPS cases only, not site-neutral rate cases. Encompass Health Source: MedPAC, Medicare Payment Policy, March 2019 – pages 183, 193, 211, 215, 227, 243, 245, 251, 274, 281, and 301 82

Different fee-for-service levels of services Inpatient rehabilitation hospital Nursing home Average length of stay = 12.7 days Average length of stay = 37.3 days Discharge to community = 76.0% Discharge to community = 40.0% Requirements: Requirements: IRFs must also satisfy regulatory/policy requirements for hospitals, No similar requirement; Nursing homes are regulated as nursing including Medicare hospital conditions of participation. homes only All patients must be admitted by a rehab physician. No similar requirement Rehab physicians must re-confirm each admission within 24 hours. No similar requirement All patients, regardless of diagnoses/condition, must demonstrate need No similar requirement and receive at least three hours of daily intensive therapy. No similar requirement; some SNF patients may go a week or All patients must see a rehabilitation physician “in person” at least longer without seeing a physician, and often a non- three times weekly. rehabilitation physician. IRFs are required to provide 24 hour, 7 days per week nursing care; many nurses are RNs and rehab nurses. No similar requirement IRFs are required to use a coordinated interdisciplinary team approach No similar requirement; Nursing homes are not required to led by a rehab physician; includes a rehab nurse, a case manager, and a licensed therapist from each therapy discipline who must meet weekly provide care on a interdisciplinary basis and are not required to to evaluate/discuss each patient’s case. hold regular meetings for each patient. IRFs are required to follow stringent admission/coverage policies and Nursing homes have comparatively few policies governing the must carefully document justification for each admission; further number or types of patients they treat. restricted in number/type of patients (60% Rule). Encompass Health Source: MedPAC, Medicare Payment Policy, March 2019 - pages 203, 213, 263, and 267. 83

Supply of IRFs is relatively stable Share of Medicare Number of IRFs Average annual change FFS discharges 2009- 2013- 2016- Type of IRF 2017 2009 2013 2014 2015 2016 2017 2013 2016 2017 All IRFs 100% 1,196 1,161 1,177 1,182 1,188 1,178 -0.7% 0.8% -0.8% Urban 93 992 977 1,013 1,020 1,026 1,019 -0.4 1.6 -0.7 Rural 7 204 184 164 162 162 159 -2.5 -4.2 -1.9 Freestanding 52 225 243 251 262 273 279 0.8 4.0 2.2 Hospital based 48 971 918 926 920 915 899 -1.4 -0.1 -1.7 Nonprofit 39 732 677 681 681 676 655 -1.9 — -3.1 For profit 54 295 322 338 352 370 392 2.2 4.7 5.9 Government 7 169 155 149 138 133 125 -2.1 -5.0 -6.0 Encompass Health Source: MedPAC, Medicare Payment Policy, March 2019 - page 262 84

Inpatient rehabilitation sector margins Aggregate FFS Medicare IRF margins remained high in 2017 Share of Medicare fee-for- Margins service discharges Type of IRF 2017 2004 2006 2008 2010 2012 2014 2015 2016 2017 All IRFs 100% 16.7% 12.5% 9.4% 8.6% 11.2% 12.2% 13.9% 13.3% 13.8% Urban 93 17.0 12.8 9.6 9.0 11.6 12.6 14.3 13.6 14.2 Rural 7 13.2 9.0 7.2 4.7 6.3 6.4 8.6 9.4 8.4 Freestanding 53 24.7 17.5 18.2 21.4 23.9 25.2 26.7 25.8 25.5 Hospital based 47 12.2 9.9 3.8 -0.6 0.7 0.7 2.2 0.9 1.5 Nonprofit 38 12.8 10.9 5.3 2.1 2.1 1.7 3.5 1.6 2.2 For profit 55 24.4 16.3 16.8 19.6 22.9 23.6 24.9 24.2 23.8 Government 7 N/A N/A N/A N/A N/A N/A N/A N/A N/A Number of beds 1 to 10 2 3.7 -3.6 -4.9 -10.3 -6.9 -10.9 -7.5 -9.9 -10.5 11 to 24 21 10.5 7.3 1.2 -3.3 -1.2 -0.3 -0.4 -0.2 0.6 25 to 64 48 18.3 13.7 10.0 10.6 12.3 14.0 16.0 15.0 15.8 65 or more 29 21.5 17.8 17.4 17.5 21.0 20.6 23.1 22.4 21.9 Encompass Health Source: MedPAC, Medicare Payment Policy, March 2019 - page 270 85

“60% Rule”: Medicare regulation for IRFs The 60% Rule requires at least 60% of all patients admitted must have at least one medical diagnosis or functional impairment from a list of 13 compliant conditions (a.k.a. “compliant conditions” or “CMS-13”). 1983 2002 2004 2007 1983: 75% Rule 2007: 75% Rule established – 2002: IRF 2004: “New” 75% permanently changed to requires 75% of IRF reimbursement Rule initiated with “60% Rule” with passage patients to have a transitions to a “new” list of of “Medicare, Medicaid qualifying condition prospective “qualifying & SCHIP Extension Act of if the IRF is to payment system conditions” 2007” maintain (“PPS”) reimbursement on a “cost plus” basis vs. 2002: CMS suspends Paid for through a “prospective” 75% Rule Medicare price rollback & (i.e., fixed) basis. implementation 18-month freeze from 4/1/2008 to 9/30/2009 Encompass Health 86

IRF qualifying conditions Original qualifying conditions Current qualifying conditions 1. Stroke 1. Stroke 2. Brain injury 2. Brain injury 3. Amputation 3. Amputation 4. Spinal cord 4. Spinal cord 5. Fracture of the femur 5. Fracture of the femur 6. Neurological disorder 6. Neurological disorder 7. Multiple trauma 7. Multiple trauma 8. Congenital deformity 8. Congenital deformity 9. Burns 9. Burns 10. Osteoarthritis (after less intensive setting) 11. Rheumatoid arthritis (after less intensive setting) 10. Polyarthritis (includes “joint Became 12. Joint replacement replacement”) ■ Bilateral ■ Age ≥ 85 ■ Body Mass Index >50 13. Systemic vasculidities (after less-intensive setting) Since the implementation of the 60% Rule in 2007, the relative number of lower extremity fractures and lower extremity joint replacements treated in the Company’s IRFs has declined significantly. % of the Company’s Medicare discharges Lower extremity: 2005 2007 2009 2011 2013 2015 2017 Fractures (RIC 07) 13.1% 14.8% 13.6% 11.6% 10.2% 9.8% 8.9% Joint replacements (RIC 08) 17.9% 11.8% 9.0% 7.6% 6.7% 5.5% 3.7% Encompass Health 87

Inpatient rehabilitation outlier payments(23) # of IRFs Total outlier payments Avg outlier payment per discharge Non- Non- Non- IRF Encompass Encompass Encompass Encompass Encompass Encompass deciles Health Health Total Health Health Total % Health Health Total 90-100 — 112 112 $ — $ 149,282,951 $ 149,282,951 55.3% N/A $ 3,137 $ 3,137 80-90 2 110 112 $ 712,307 $ 44,306,723 $ 45,019,030 16.7% $ 434 $ 1,326 $ 1,284 70-80 2 110 112 $ 432,590 $ 26,420,070 $ 26,852,660 10.0% $ 155 $ 780 $ 732 60-70 12 100 112 $ 1,867,796 $ 16,209,906 $ 18,077,702 6.7% $ 137 $ 613 $ 451 50-60 10 103 113 $ 1,093,097 $ 11,227,420 $ 12,320,517 4.6% $ 98 $ 438 $ 335 40-50 23 90 113 $ 1,761,287 $ 6,698,532 $ 8,459,819 3.1% $ 78 $ 246 $ 170 30-40 13 99 112 $ 587,426 $ 4,745,757 $ 5,333,183 2.0% $ 51 $ 167 $ 133 20-30 25 87 112 $ 708,804 $ 2,317,720 $ 3,026,524 1.1% $ 28 $ 104 $ 63 10-20 24 88 112 $ 258,964 $ 1,029,186 $ 1,288,150 0.5% $ 11 $ 57 $ 31 More Efficient Less 0-10 18 94 112 $ 13,607 $ 106,772 $ 120,379 —% $ 1 $ 5 $ 3 Totals 129 993 1,122 $ 7,435,878 $ 262,345,037 $ 269,780,915 100.0% Outlier observations: • 10% of IRFs receive 55% of the outlier payments; none of the 10% are Encompass Health IRFs. • The Company receives 2.8% of the IRF outlier payments despite treating approx. 31% of the Medicare patients/discharges. • As a result of outlier payments, CMS pays the Company approx. $860 less per discharge than other providers. • Capping the IRF industry outlier payments at 10% of each IRF’s total Medicare payments could save Medicare approx. $742 million over 10 years. Encompass Health Refer to pages 108-110 for end notes. 88

Segment operating results Encompass Health 89

Inpatient rehabilitation segment Adjusted EBITDA Q2 Q1 Q4 Q3 Q2 Q1 Full Year (In millions) 2019 2019 2018 2018 2018 2018 2018 Net operating revenues: Inpatient $ 851.8 $ 847.6 $ 822.8 $ 798.4 $ 809.6 $ 817.1 $ 3,247.9 Outpatient and other 22.1 22.5 22.9 27.2 25.0 23.2 98.3 Total segment revenue 873.9 870.1 845.7 825.6 834.6 840.3 3,346.2 Operating expenses: Salaries and benefits (443.6) (445.0) (437.2) (423.6) (416.5) (424.2) (1,701.5) % of revenue 50.8% 51.1% 51.7% 51.3% 49.9% 50.5% 50.8% Other operating expenses(a) (127.2) (127.6) (128.2) (124.3) (126.9) (122.9) (502.3) Supplies (36.7) (35.6) (36.4) (33.6) (34.7) (35.9) (140.6) Occupancy costs (16.3) (15.8) (16.4) (15.9) (16.0) (15.5) (63.8) (180.2) (179.0) (181.0) (173.8) (177.6) (174.3) (706.7) % of revenue 20.6% 20.6% 21.4% 21.1% 21.3% 20.7% 21.1% Equity in nonconsolidated affiliates 1.4 2.1 2.0 1.9 1.6 2.0 7.5 Other income(b) 1.9 2.8 0.1 1.8 1.2 0.5 3.6 Noncontrolling interests (19.5) (21.0) (17.9) (19.0) (19.8) (20.5) (77.2) Segment Adjusted EBITDA $ 233.9 $ 230.0 $ 211.7 $ 212.9 $ 223.5 $ 223.8 $ 871.9 In arriving at Adjusted EBITDA, the following was excluded: (a) Loss (gain) on disposal of assets $ 1.4 $ 1.1 $ 3.5 $ (1.0) $ 2.4 $ 0.8 $ 5.7 (b) Change in fair market value of equity securities $ (0.3) $ (0.9) $ 0.8 $ 0.1 $ 0.4 $ 0.6 $ 1.9 Encompass Health Reconciliation to GAAP provided on pages 96-105. 90

Home health and hospice segment Adjusted EBITDA Q2 Q1 Q4 Q3 Q2 Q1 Full Year (In Millions) 2019 2019 2018 2018 2018 2018 2018 Net operating revenues: Home health revenue $ 222.7 $ 219.5 $ 215.3 $ 209.2 $ 204.8 $ 185.3 $ 814.6 Hospice revenue 38.4 34.4 35.0 32.8 28.3 20.4 116.5 Total segment revenue 261.1 253.9 250.3 242.0 233.1 205.7 931.1 Operating expenses Cost of services (119.9) (116.5) (116.1) (114.6) (109.1) (98.6) (438.4) % of revenue 45.9% 45.9% 46.4% 47.4% 46.8% 47.9% 47.1% Support and overhead costs(a)(b) (89.7) (88.8) (88.3) (82.4) (80.8) (72.0) (323.5) % of revenue 34.4% 35.0% 35.3% 34.0% 34.7% 35.0% 34.7% (209.6) (205.3) (204.4) (197.0) (189.9) (170.6) (761.9) % of revenue 80.3% 80.9% 81.7% 81.4% 81.5% 82.9% 81.8% Other income — — — — 0.5 — 0.5 Equity in net income of nonconsolidated affiliates 0.4 0.4 0.3 0.2 0.4 0.3 1.2 Noncontrolling interests(c) (2.8) (2.7) (2.1) (2.0) (2.5) (1.9) (8.5) Segment Adjusted EBITDA $ 49.1 $ 46.3 $ 44.1 $ 43.2 $ 41.6 $ 33.5 $ 162.4 In arriving at Adjusted EBITDA, the following was excluded: (a) Gain on disposal of assets $ (0.1) $ — $ — $ — $ — $ — $ — (b) Payroll taxes on SARs exercise $ — $ 0.2 $ — $ — $ — $ — $ — (c) SARs mark-to-market impact on noncontrolling interests (see page 65) $ (2.6) $ (0.8) $ (0.4) $ (0.3) $ (0.9) $ (1.0) $ (2.6) Encompass Health Reconciliation to GAAP provided on pages 96-105. 91

Segment operating results Q2 2019 Q2 2018 Home Home Health and Health and (In Millions) IRF Hospice Reclasses Consolidated IRF Hospice Reclasses Consolidated Net operating revenues $ 873.9 $ 261.1 $ — $ 1,135.0 $ 834.6 $ 233.1 $ — $ 1,067.7 Operating Expenses: Inpatient Rehabilitation: Salaries and benefits (443.6) — (179.3) (622.9) (416.5) — (161.7) (578.2) Other operating expenses(a) (127.2) — (21.3) (148.5) (126.9) — (20.1) (147.0) Supplies (36.7) — (5.0) (41.7) (34.7) — (4.6) (39.3) Occupancy (16.3) — (4.0) (20.3) (16.0) — (3.5) (19.5) Home Health and Hospice: Cost of services sold (excluding depreciation and amortization) — (119.9) 119.9 — — (109.1) 109.1 — Support and overhead costs — (89.7) 89.7 — — (80.8) 80.8 — (623.8) (209.6) — (833.4) (594.1) (189.9) — (784.0) Other income(b) 1.9 — — 1.9 1.2 0.5 — 1.7 Equity in net income of nonconsolidated affiliates 1.4 0.4 — 1.8 1.6 0.4 — 2.0 Noncontrolling interests(c) (19.5) (2.8) — (22.3) (19.8) (2.5) — (22.3) Segment Adjusted EBITDA $ 233.9 $ 49.1 $ — 283.0 $ 223.5 $ 41.6 $ — 265.1 General and administrative expenses(d)(e) (30.8) (33.5) Adjusted EBITDA $ 252.2 $ 231.6 In arriving at Adjusted EBITDA, the following were excluded: (a) Loss (gain) on disposal of assets $ 1.4 $ (0.1) $ — $ 1.3 $ 2.4 $ — $ — $ 2.4 (b) Change in fair market value of $ (0.3) $ — $ — $ (0.3) $ 0.4 $ — $ — $ 0.4 equity securities (c) SARs mark-to-market impact on $ — $ (2.6) $ — $ (2.6) $ — $ (0.9) $ — $ (0.9) noncontrolling interests (see page 65) (d) Stock-based compensation $ — $ — $ — $ 45.9 $ — $ — $ — $ 21.4 (e) Transaction costs $ — $ — $ — $ 0.4 $ — $ — $ — $ — Encompass Health Reconciliation to GAAP provided on pages 96-105. 92

Segment operating results Six Months Ended June 30, 2019 Six Months Ended June 30, 2018 Home Home Health and Health and (In Millions) IRF Hospice Reclasses Consolidated IRF Hospice Reclasses Consolidated Net operating revenues $ 1,744.0 $ 515.0 $ — $ 2,259.0 $ 1,674.9 $ 438.8 $ — $ 2,113.7 Operating Expenses: Inpatient Rehabilitation: Salaries and benefits (888.6) — (354.9) (1,243.5) (840.7) — (307.7) (1,148.4) Other operating expenses(a) (254.8) — (42.7) (297.5) (249.8) — (37.6) (287.4) Supplies (72.3) — (9.5) (81.8) (70.6) — (8.6) (79.2) Occupancy (32.1) — (7.8) (39.9) (31.5) — (6.6) (38.1) Home Health and Hospice: Cost of services sold (excluding depreciation and amortization) — (236.4) 236.4 — — (207.7) 207.7 — Support and overhead costs(b) — (178.5) 178.5 — — (152.8) 152.8 — (1,247.8) (414.9) — (1,662.7) (1,192.6) (360.5) — (1,553.1) Other income(c) 4.7 — — 4.7 1.7 0.5 — 2.2 Equity in net income of nonconsolidated affiliates 3.5 0.8 — 4.3 3.6 0.7 — 4.3 Noncontrolling interests(d) (40.5) (5.5) — (46.0) (40.3) (4.4) — (44.7) Segment Adjusted EBITDA $ 463.9 $ 95.4 $ — 559.3 $ 447.3 $ 75.1 $ — 522.4 General and administrative expenses(e)(f) (64.2) (67.5) Adjusted EBITDA $ 495.1 $ 454.9 In arriving at Adjusted EBITDA, the following were excluded: (a) Loss (gain) on disposal of assets $ 2.5 $ (0.1) $ — $ 2.4 $ 3.2 $ — $ — $ 3.2 (b) Payroll taxes on SARs exercise $ — $ 0.2 $ — $ 0.2 $ — $ — $ — $ — (c) Change in fair market value of $ (1.2) $ — $ — $ (1.2) $ 1.0 $ — $ — $ 1.0 equity securities (d) SARs mark-to-market impact on $ — $ (3.4) $ — $ (3.4) $ — $ (1.9) $ — $ (1.9) noncontrolling interests (see page 65) (e) Stock-based compensation $ — $ — $ — $ 65.3 $ — $ — $ — $ 47.5 (f) Transaction costs $ — $ — $ — $ 1.0 $ — $ — $ — $ 1.0 Encompass Health Reconciliation to GAAP provided on pages 96-105. 93

Segment operating results Year Ended December 31, 2018 Home Health (In Millions) IRF and Hospice Reclasses Consolidated Net operating revenues $ 3,346.2 $ 931.1 $ — $ 4,277.3 Operating Expenses: Inpatient Rehabilitation: Salaries and benefits (1,701.5) — (652.5) (2,354.0) Other operating expenses(a) (502.3) — (77.1) (579.4) Supplies (140.6) — (18.1) (158.7) Occupancy (63.8) — (14.2) (78.0) Home Health and Hospice: Cost of services sold (excluding depreciation and amortization) — (438.4) 438.4 — Support and overhead costs — (323.5) 323.5 — (2,408.2) (761.9) — (3,170.1) Other income(b) 3.6 0.5 — 4.1 Equity in net income of nonconsolidated affiliates 7.5 1.2 — 8.7 Noncontrolling interests(c) (77.2) (8.5) — (85.7) Segment Adjusted EBITDA $ 871.9 $ 162.4 $ — 1,034.3 General and administrative expenses(d)(e) (133.3) Adjusted EBITDA $ 901.0 In arriving at Adjusted EBITDA, the following were excluded: (a) Loss on disposal of assets $ 5.7 $ — $ — $ 5.7 (b) Change in fair market value of equity securities $ 1.9 $ — $ — $ 1.9 (c) SARs mark-to-market impact on noncontrolling interests (see page 65) $ — $ (2.6) $ — $ (2.6) (d) Stock-based compensation $ — $ — $ — $ 85.9 (e) Transaction costs $ — $ — $ — $ 1.0 Encompass Health Reconciliation to GAAP provided on pages 96-105. 94

Reconciliations to GAAP and share information Encompass Health 95

Reconciliation of net income to Adjusted EBITDA(9) 2019 Q1 Q2 6 Months (in millions, except per share data) Total Per Share Total Per Share Total Per Share Net Income $ 125.2 $ 110.9 $ 236.1 Loss from disc ops, net of tax, attributable to Encompass Health 0.5 0.1 0.6 Net income attributable to noncontrolling interests (22.9) (19.7) (42.6) Income from continuing operations attributable to Encompass Health* 102.8 $ 1.04 91.3 $ 0.92 194.1 $ 1.95 Provision for income tax expense 30.8 23.5 54.3 Interest expense and amortization of debt discounts and fees 37.2 37.7 74.9 Depreciation and amortization 52.5 52.7 105.2 Loss on early extinguishment of debt — 2.3 2.3 Net noncash loss on disposal of assets 1.1 1.3 2.4 Stock-based compensation expense 19.4 45.9 65.3 Transaction costs 0.6 0.4 1.0 SARs mark-to-market impact on noncontrolling interests (see page 65) (0.8) (2.6) (3.4) Change in fair market value of equity securities (0.9) (0.3) (1.2) Payroll taxes on SARs exercise 0.2 — 0.2 Adjusted EBITDA $ 242.9 $ 252.2 $ 495.1 Weighted average common shares outstanding: Basic 98.4 98.0 98.2 Diluted 99.7 99.3 99.5 * Per share amounts for each period presented are based on diluted weighted-average shares outstanding. Encompass Health 96 Refer to pages 108-110 for end notes.

Reconciliation of net income to Adjusted EBITDA(9) 2018 Q1 Q2 Q3 Q4 Full Year Per Per Per Per Per (in millions, except per share data) Total share Total share Total share Total share Total share Net Income $ 105.2 $ 113.2 $ 109.3 $ 47.7 $ 375.4 Loss (income) from disc ops, net of tax, attributable to Encompass Health 0.5 (0.2) 0.1 (1.5) (1.1) Net income attributable to noncontrolling interests (21.4) (21.4) (20.7) (19.6) (83.1) Income from continuing operations attributable to Encompass Health* 84.3 $ 0.85 91.6 $ 0.92 88.7 $ 0.89 26.6 $ 0.26 291.2 $ 2.92 Gov’t, class action, and related settlements — — — 52.0 52.0 Provision for income tax expense 30.0 29.3 30.2 29.4 118.9 Interest expense and amortization of debt discounts and fees 35.6 37.7 37.3 36.7 147.3 Depreciation and amortization 45.9 49.7 51.2 52.9 199.7 Net noncash loss (gain) on disposal of assets 0.8 2.4 (1.0) 3.5 5.7 Stock-based compensation expense 26.1 21.4 18.1 20.3 85.9 Transaction costs 1.0 — — — 1.0 SARs mark-to-market impact on noncontrolling interests (see page 65) (1.0) (0.9) (0.3) (0.4) (2.6) Change in fair market value of equity securities 0.6 0.4 0.1 0.8 1.9 Adjusted EBITDA $ 223.3 $ 231.6 $ 224.3 $ 221.8 $ 901.0 Weighted average common shares outstanding: Basic 97.8 97.9 98.0 98.0 97.9 Diluted 99.4 99.6 100.0 100.0 99.8 * Per share amounts for each period presented are based on diluted weighted-average shares outstanding. Encompass Health 97 Refer to pages 108-110 for end notes.

Reconciliation of segment Adjusted EBITDA to income from continuing operations before income tax expense Q2 Q1 Q4 Q3 Q2 Q1 Full Year 2019 2019 2018 2018 2018 2018 2018 (in millions) Total segment Adjusted EBITDA $ 283.0 $ 276.3 $ 255.8 $ 256.1 $ 265.1 $ 257.3 $ 1,034.3 General and administrative expenses (77.1) (53.4) (54.3) (49.9) (54.9) (61.1) (220.2) Depreciation and amortization (52.7) (52.5) (52.9) (51.2) (49.7) (45.9) (199.7) (Loss) gain on disposal of assets (1.3) (1.1) (3.5) 1.0 (2.4) (0.8) (5.7) Government, class action, and related settlements — — (52.0) — — — (52.0) Loss on early extinguishment of debt (2.3) — — — — — Interest expense and amortization of debt discounts and fees (37.7) (37.2) (36.7) (37.3) (37.7) (35.6) (147.3) Net income attributable to noncontrolling interests 19.7 22.9 19.6 20.7 21.4 21.4 83.1 SARs mark-to-market impact on noncontrolling interests (see page 65) 2.6 0.8 0.4 0.3 0.9 1.0 2.6 Change in fair market value of equity securities 0.3 0.9 (0.8) (0.1) (0.4) (0.6) (1.9) Payroll taxes on SARs exercise — (0.2) — — — — — Income from continuing operations before income tax expense $ 134.5 $ 156.5 $ 75.6 $ 139.6 $ 142.3 $ 135.7 $ 493.2 Encompass Health 98

Adjusted EPS(10) - Q2 2019 For the Three Months Ended June 30, 2019 Adjustments Mark-to- Change in Market Loss on Fair Market Adjustment for Early Value of As Stock Comp. Exting. Income Tax Transaction Equity As Reported Expense of Debt Adjustments Costs Securities Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA $ 252.2 $ — $ — $ — $ — $ — $ 252.2 Depreciation and amortization (52.7) — — — — — (52.7) Loss on early extinguishment of debt(17) (2.3) — 2.3 — — — — Interest expense and amortization of debt discounts and fees (37.7) — — — — — (37.7) Stock-based compensation (45.9) 31.4 — — — — (14.5) Loss on disposal of assets (1.3) — — — — — (1.3) Transaction costs (0.4) — — — 0.4 — — SARs mark-to-market impact on noncontrolling interests (see page 65) 2.6 (2.6) — — — — — Change in fair market value of equity securities 0.3 — — — — (0.3) — Income from continuing operations before income tax expense 114.8 28.8 2.3 — 0.4 (0.3) 146.0 Provision for income tax expense (23.5) (7.8) (0.6) (7.2) (0.1) 0.1 (39.1) Income from continuing operations attributable to Encompass Health $ 91.3 $ 21.0 $ 1.7 $ (7.2) $ 0.3 $ (0.2) $ 106.9 Add: Interest, amortization, and loss on extinguishment of convertible debt, net of tax — — Numerator for diluted earnings per share $ 91.3 $ 106.9 Diluted earnings per share from continuing operations* $ 0.92 $ 0.21 $ 0.02 $ (0.07) $ — $ — $ 1.08 Diluted shares used in calculation 99.3 Encompass Health Reconciliation to GAAP provided on pages 96-105. Refer to pages 108-110 for end notes. 99 * Adjusted EPS may not sum across due to rounding.

Adjusted EPS(10) - Q2 2018 For the Three Months Ended June 30, 2018 Adjustments Mark-to-Market Change in Adjustment for Fair Market Stock Value of As Compensation Income Tax Equity As Reported Expense Adjustments Securities Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA $ 231.6 $ — $ — $ — $ 231.6 Depreciation and amortization (49.7) — — — (49.7) Interest expense and amortization of debt discounts and fees (37.7) — — — (37.7) Stock-based compensation (21.4) 10.8 — — (10.6) Loss on disposal of assets (2.4) — — — (2.4) SARs mark-to-market impact on noncontrolling interests (see page 65) 0.9 (0.9) — — — Change in fair market value of equity securities (0.4) — — 0.4 — Income from continuing operations before income tax expense 120.9 9.9 — 0.4 131.2 Provision for income tax expense (29.3) (2.8) (0.6) (0.1) (32.8) Income from continuing operations attributable to Encompass Health $ 91.6 $ 7.1 $ (0.6) $ 0.3 $ 98.4 Add: Interest, amortization, and loss on extinguishment of convertible debt, net of tax — — Numerator for diluted earnings per share $ 91.6 $ 98.4 Diluted earnings per share from continuing operations* $ 0.92 $ 0.07 $ (0.01) $ — $ 0.99 Diluted shares used in calculation 99.6 Encompass Health Reconciliation to GAAP provided on pages 96-105. Refer to pages 108-110 for end notes. 100 * Adjusted EPS may not sum across due to rounding.

Adjusted EPS(10) - YTD 2019 For the Six Months Ended June 30, 2019 Adjustments Mark-to- Market Change in Adjustment Loss on Fair Market Payroll for Stock Early Value of Taxes on As Comp. Exting. Income Tax Transaction Equity SARs As Reported Expense of Debt Adjustments Costs Securities exercise Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA $ 495.1 $ — $ — $ — $ — $ — $ — $ 495.1 Depreciation and amortization (105.2) — — — — — — (105.2) Loss on early extinguishment of debt(17) (2.3) — 2.3 — — — — — Interest expense and amortization of debt discounts and fees (74.9) — — — — — — (74.9) Stock-based compensation (65.3) 41.0 — — — — — (24.3) Loss on disposal of assets (2.4) — — — — — — (2.4) Transaction costs (1.0) — — — 1.0 — — — SARs mark-to-market impact on noncontrolling interests (see page 65) 3.4 (3.4) — — — — — — Change in fair market value of equity securities 1.2 — — — — (1.2) — — Payroll taxes on SARs exercise (0.2) — — — — — 0.2 — Income from continuing operations before income tax expense 248.4 37.6 2.3 — 1.0 (1.2) 0.2 288.3 Provision for income tax expense (54.3) (10.2) (0.6) (12.4) (0.3) 0.3 — (77.5) Income from continuing operations attributable to Encompass Health $ 194.1 $ 27.4 $ 1.7 $ (12.4) $ 0.7 $ (0.9) $ 0.2 $ 210.8 Add: Interest, amortization, and loss on extinguishment of convertible debt, net of tax — — Numerator for diluted earnings per share $ 194.1 $ 210.8 Diluted earnings per share from continuing operations* $ 1.95 $ 0.28 $ 0.02 $ (0.12) $ 0.01 $ (0.01) $ — $ 2.12 Diluted shares used in calculation 99.5 Encompass Health Reconciliation to GAAP provided on pages 96-105. Refer to pages 108-110 for end notes. 101 * Adjusted EPS may not sum across due to rounding.

Adjusted EPS(10) - YTD 2018 For the Six Months Ended June 30, 2018 Adjustments Mark-to- Market Change in Adjustment Fair Market on Stock Value of As Compensation Income Tax Transaction Equity As Reported Expense Adjustments costs Securities Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA $ 454.9 $ — $ — $ — $ — $ 454.9 Depreciation and amortization (95.6) — — — — (95.6) Interest expense and amortization of debt discounts and fees (73.3) — — — — (73.3) Stock-based compensation (47.5) 22.4 — — — (25.1) Loss on disposal of assets (3.2) — — — — (3.2) Transaction costs (1.0) — — 1.0 — — SARs mark-to-market impact on noncontrolling interests (see page 65) 1.9 (1.9) — — — — Change in fair market value of equity securities (1.0) — — — 1.0 — Income from continuing operations before income tax expense 235.2 20.5 — 1.0 1.0 257.7 Provision for income tax expense (59.3) (5.7) (0.7) (0.3) (0.3) (66.3) Income from continuing operations attributable to Encompass Health $ 175.9 $ 14.8 $ (0.7) $ 0.7 $ 0.7 $ 191.4 Add: Interest, amortization, and loss on extinguishment of convertible debt, net of tax — — Numerator for diluted earnings per share $ 175.9 $ 191.4 Diluted earnings per share from continuing operations* $ 1.76 $ 0.15 $ (0.01) $ 0.01 $ 0.01 $ 1.92 Diluted shares used in calculation 99.6 Encompass Health Reconciliation to GAAP provided on pages 96-105. Refer to pages 108-110 for end notes. 102 * Adjusted EPS may not sum across due to rounding.

Adjusted EPS(10) - 2018 For the Year Ended December 31, 2018 Adjustments Mark-to-Market Change in Government, Adjustment for Fair Market Class Action, Stock Value of As & Related Compensation Income Tax Transaction Equity As Reported Settlements Expense Adjustments Costs Securities Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA $ 901.0 $ — $ — $ — $ — $ — $ 901.0 Depreciation and amortization (199.7) — — — — — (199.7) Government, class action, and related settlements (52.0) 52.0 — — — — — Interest expense and amortization of debt discounts and fees (147.3) — — — — — (147.3) Stock-based compensation (85.9) — 31.2 — — — (54.7) Loss on disposal of assets (5.7) — — — — — (5.7) Transaction costs (1.0) — — — 1.0 — — SARs mark-to-market impact on noncontrolling interests (see page 65) 2.6 — (2.6) — — — — Change in fair market value of equity securities (1.9) — — — — 1.9 — Income from continuing operations before income tax expense 410.1 52.0 28.6 — 1.0 1.9 493.6 Provision for income tax expense (118.9) — (8.0) (3.3) (0.3) (0.5) (131.0) Income from continuing operations attributable to Encompass Health $ 291.2 $ 52.0 $ 20.6 $ (3.3) $ 0.7 $ 1.4 $ 362.6 Add: Interest, amortization, and loss on extinguishment of convertible debt, net of tax — — Numerator for diluted earnings per share $ 291.2 $ 362.6 Diluted earnings per share from continuing operations* $ 2.92 $ 0.52 $ 0.21 $ (0.03) $ 0.01 $ 0.01 $ 3.63 Diluted shares used in calculation 99.8 Encompass Health Reconciliation to GAAP provided on pages 96-105. Refer to pages 108-110 for end notes. 103 * Adjusted EPS may not sum across due to rounding.

Adjusted Free Cash Flow History(12) Q2 6 Months Full Year (In Millions) 2019 2018 2019 2018 2018 Net cash provided by operating activities $ 145.4 $ 169.2 $ 305.3 $ 385.5 $ 762.4 Impact of discontinued operations 1.5 (0.1) 4.5 0.6 (0.8) Net cash provided by operating activities of continuing operations 146.9 169.1 309.8 386.1 761.6 Capital expenditures for maintenance (34.5) (36.0) (64.1) (72.1) (152.9) Distributions paid to noncontrolling interests of consolidated affiliates (17.0) (19.8) (36.5) (35.2) (75.4) Items non-indicative of ongoing operating performance: Transaction costs and related assumed liabilities 0.4 (2.1) 1.0 (1.7) 0.5 Cash paid for government, class action, and related settlements 46.4 — 46.4 — — Cash paid for SARs exercise — — 13.4 4.3 4.3 Adjusted free cash flow $ 142.2 $ 111.2 $ 270.0 $ 281.4 $ 538.1 Cash dividends on common stock(13) $ 26.6 $ 24.5 $ 54.9 $ 49.9 $ 100.8 Information regarding investing and financing categories of the statement of cash flows for the periods presented can be found on Encompass Health’s website in the Earnings Releases for those periods. Encompass Health Refer to pages 108-110 for end notes. 104

Net cash provided by operating activities reconciled to Adjusted EBITDA Q2 6 Months Full Year (In Millions) 2019 2018 2019 2018 2018 2017 2016 2015 2014 Net cash provided by operating activities $ 145.4 $ 169.2 $ 305.3 $ 385.5 $ 762.4 $ 658.3 $ 640.2 $ 505.9 $ 458.9 Professional fees — accounting, tax, and legal — — — — — — 1.9 3.0 9.3 Interest expense and amortization of debt discounts and fees 37.7 37.7 74.9 73.3 147.3 154.4 172.1 142.9 109.2 Equity in net income of nonconsolidated affiliates 1.8 2.0 4.3 4.3 8.7 8.0 9.8 8.7 10.7 Net income attributable to noncontrolling interests in continuing operations (19.7) (21.4) (42.6) (42.8) (83.1) (79.1) (70.5) (69.7) (59.7) Amortization of debt-related items (1.0) (1.0) (2.0) (2.0) (4.0) (8.7) (13.8) (14.3) (12.7) Distributions from nonconsolidated affiliates (2.5) (2.3) (4.6) (3.5) (8.3) (8.6) (8.5) (7.7) (12.6) Current portion of income tax expense 25.5 29.9 53.7 62.9 128.0 85.0 31.0 14.8 13.3 Change in assets and liabilities 65.2 18.4 101.7 (22.3) (46.0) 7.4 30.1 82.7 48.8 Tax reform impact on noncontrolling interests(24) — — — — — 4.6 — — — Cash used in (provided by) operating activities of discontinued operations 1.5 (0.1) 4.5 0.6 (0.8) 0.6 0.7 0.7 1.2 Transaction costs 0.4 — 1.0 1.0 1.0 — — 12.3 9.3 SARS mark-to-market impact on noncontrolling interests (see page 65) (2.6) (0.9) (3.4) (1.9) (2.6) — — — — Payroll taxes on SARs exercise — — 0.2 — — — — — — Change in fair market value of equity securities (0.3) 0.4 (1.2) 1.0 1.9 — — — — Other 0.8 (0.3) 3.3 (1.2) (3.5) 1.2 0.6 3.2 1.9 Adjusted EBITDA $ 252.2 $ 231.6 $ 495.1 $ 454.9 $ 901.0 $ 823.1 $ 793.6 $ 682.5 $ 577.6 Information regarding investing and financing categories of the statement of cash flows for the periods presented can be found on Encompass Health’s website in the Earnings Releases for those periods. Encompass Health Refer to pages 108-110 for end notes. 105

Share information Weighted Average for the Period Q2 6 Months Full Year 2019 2018 2019 2018 2018 2017 2016 Basic shares outstanding(25) 98.0 97.9 98.2 97.9 97.9 93.7 89.1 Convertible senior subordinated notes(25) — — — — — 4.0 8.5 Restricted stock awards, dilutive stock options, restricted stock units, and common stock warrants 1.3 1.7 1.3 1.7 1.9 1.6 1.9 Diluted shares outstanding 99.3 99.6 99.5 99.6 99.8 99.3 99.5 End of Period Q2 3 Months Full Year (Millions) 2019 2018 2019 2018 2018 2017 2016 Basic shares outstanding(25) 97.8 98.0 97.8 98.0 97.6 97.6 88.3 Encompass Health Refer to pages 108-110 for end notes. 106

End Notes Encompass Health 107

End Notes (1) Under this program, Joint Commission accredited organizations, like the Company’s IRFs, may seek certification for chronic diseases or conditions such as brain injury or stroke rehabilitation by complying with Joint Commission standards, effectively using evidence-based clinical practice guidelines to manage and optimize patient care, and using an organized approach to performance measurement and evaluation of clinical outcomes. Obtaining such certifications demonstrates the Company’s commitment to excellence in providing disease-specific care. (2) Data compares Encompass Health IRFs to IRFs comprising the Uniform Data System for Medical Rehabilitation (“UDSMR”), a division of UB Foundation Activities, Inc., a data gathering and analysis organization for the rehabilitation industry which represents approximately 80% of the industry, including Encompass Health sites. Data is adjusted by applying Encompass Health IRF case-mix to non-Encompass Health UDS IRFs. (3) Source: https://data.medicare.gov/data/home-health-compare. Data on this page was published in July 2019 and reflects OASIS and HHCAHPS Survey data collected from October 2017 through September 2018 and claims-based data collected from January 2018 through December 2018. (4) The 126 for Encompass Health excludes South Plains Rehabilitation Hospital, an affiliate of UMC and Encompass Health (opened May 2019), Novant Health Rehabilitation Hospital, an affiliate of Encompass Health (opened October 2018), Tidelands Health Rehabilitation Hospital, an affiliate of Encompass Health (opened September 2018), Encompass Health Rehabilitation Hospital of Bluffton (opened June 2018), Encompass Health Rehabilitation Hospital of Shelby County (opened April 2018), and Encompass Health Rehabilitation Hospital of Pearland (opened October 2017). The 126 does include HealthSouth Rehabilitation Hospital of Fort Worth, which closed in May 2018. (5) In 2017, the Company averaged 1,386 total Medicare and non-Medicare discharges per IRF in its then 123 consolidated IRFs that were open the full year. (6) Case Mix Index (CMI) from the rate-setting file is adjusted for short-stay transfer cases. The Company’s unadjusted CMI for 2017 was 1.36 versus 1.34 for the industry as measured by UDSMR. (7) Source: FY 2019 CMS Final Rule Rate Setting File and the last publicly available Medicare cost reports (FYE 2016/2017) or in the case of new IRFs, the June 2018 CMS Provider of Service File. a. All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2019 IRF Final Rule Rate Setting File found at https://www.cms.gov/Medicare/Medicare-Fee-for-Service-Payment/InpatientRehabFacPPS/Downloads/FY2019_datafiles_final.zip. The data presented was developed entirely by CMS and is based on its definitions which are different in form and substance from the criteria Encompass Health uses for external reporting purposes. Because CMS does not provide its detailed methodology, Encompass Health is not able to reconstruct the CMS projections or the calculation. b. The CMS file contains data for each of the 1,126 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2019 IRF-PPS Final Rule. Most of the data represents historical information from the CMS fiscal year 2017 period and may or may not reflect the same Encompass Health hospitals in operation today. The data presented was separated into three categories: Freestanding, Units, and Encompass Health. Encompass Health is a subset of Freestanding and the Total. (8) The Budget Control Act of 2011 included a reduction of up to 2% to Medicare payments for all providers that began on April 1, 2013 (as modified by H.R. 8). The reduction was made from whatever level of payment would otherwise have been provided under Medicare law and regulation. (9) Adjusted EBITDA is a non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted EBITDA for the trailing four quarters) is, likewise, a non-GAAP measure. Management and some members of the investment community utilize Adjusted EBITDA as a financial measure and the leverage ratio as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating Adjusted EBITDA, the reader should be aware that in the future the Company may incur expenses similar to the adjustments set forth. Further explanation and disclosure relating to Adjusted EBITDA are included in the Company’s Form 8-K, dated August 20, 2019, to which this Investor Reference Book is attached as Exhibit 99.1. Encompass Health 108

End Notes, con't. (10) The Company is providing adjusted earnings per share from continuing operations attributable to Encompass Health (“adjusted earnings per share”), which is a non- GAAP measure. The Company believes the presentation of adjusted earnings per share provides useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods given that it excludes the impact of government, class action, and related settlements, professional fees - accounting, tax, and legal, mark-to-market adjustments for stock appreciation rights, gains or losses related to hedging and equity instruments, loss on early extinguishment of debt, adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims), items related to corporate and facility restructurings, and certain other items deemed to be non-indicative of ongoing operating performance. It is reasonable to expect that one or more of these excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period and may not directly relate to the Company’s ongoing operating performance. Accordingly, they can complicate comparisons of the Company’s results of operations across periods and comparisons of the Company’s results to those of other healthcare companies. Adjusted earnings per share should not be considered as a measure of financial performance under generally accepted accounting principles in the United States as the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per share is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies. Further explanation and disclosure relating to adjusted EPS are included in the Company’s Form 8-K, dated August 20, 2019, to which this Investor Reference Book is attached as Exhibit 99.1.* (11) As previously disclosed, since 2013, the Company had been cooperating with an investigation of alleged improper or fraudulent Medicare and Medicaid claims. The investigation, under the direction of DOJ, had been pending seven years. The Company is aware of no evidence of fraud, falsity or wrongdoing. However, based on discussions with DOJ and having considered the burdens and distractions associated with continuing the investigation and the likely costs of future litigation, the Company estimated a settlement value of $48 million and accrued a loss contingency in that amount in the fourth quarter of 2018. Following further discussions, the Company entered into an agreement effective as of June 21, 2019 to settle the DOJ investigation, together with related qui tam or “whistleblower” lawsuits, for a cash payment of $48 million. (12) Definition of adjusted free cash flow, which is a non-GAAP measure, is net cash provided by operating activities of continuing operations minus capital expenditures for maintenance, dividends paid on preferred stock, distributions to noncontrolling interests, and certain other items deemed to be non-indicative of ongoing operating performance, including government, class action, and related settlements and transaction costs. Common stock dividends are not included in the calculation of adjusted free cash flow. Because this measure is not determined in accordance with GAAP and is susceptible to varying calculations, it may not be comparable to other similarly titled measures presented by other companies. Further explanation and disclosure relating to adjusted free cash flow are included in the Company’s Form 8-K, dated August 20, 2019, to which this Investor Reference Book is attached as Exhibit 99.1. (13) On July 21, 2016, the board of directors approved a $0.01 per share, or 4.3%, increase to the quarterly cash dividend on the Company’s common stock, bringing the quarterly cash dividend to $0.24 per common share. On July 20, 2017, the board of directors approved a $0.01 per share, or 4.2%, increase to the quarterly cash dividend on the Company’s common stock, bringing the quarterly cash dividend to $0.25 per common share. On July 24, 2018, the board of directors approved a $0.02 per share, or 8.0%, increase to the quarterly cash dividend on the Company’s common stock, bringing the quarterly cash dividend to $0.27 per common share. On July 23, 2019, the board of directors approved a $0.01 per share, or 3.7%, increase to the quarterly cash dividend on the Company’s common stock, bringing the quarterly cash dividend to $0.28 per common share. (14) On Oct. 28, 2013, the Company announced its board of directors authorized the repurchase of up to $200 million of its common stock. On Feb. 14, 2014, the Company's board approved an increase in this common stock repurchase authorization from $200 million to $250 million. As of June 30, 2018, the remaining repurchase authorization was approximately $58 million. On July 24, 2018, the Company's board approved resetting the aggregate common stock repurchase authorization to $250 million. As of June 30, 2019, the remaining repurchase authorization was ~$206 million. (15) On July 31, 2019, the Centers for Medicare and Medicaid Services released its notice of final rule making for fiscal year 2020 under the inpatient rehabilitation facility prospective payment system (the “2020 Final IRF Rule”). Based on its analysis of the adjustments included in the final rule and other factors, including the acuity of the Company’s patients over the three-month period ended June 30, 2019, the Company currently estimates its Medicare payment rates for its inpatient rehabilitation segment will be flat to up 25 basis points in fiscal year 2020 (effective October 1, 2019). Beginning in FY 2020 (October 1, 2019), CMS will implement new case mix groupings, relative weights and length of stay values to reflect incorporation of CARE Tool assessment data. These changes will impact payment under the IRF-PPS. Encompass Health *Reconciliations to GAAP provided on pages 96-105. 109

End Notes, con't. (16) On July 11, 2019, CMS released its notice of proposed rulemaking for calendar year 2020 (the “2020 Proposed HH Rule”) for home health agencies under the home health prospective payment system (the “HH-PPS”). The 2020 Proposed HH Rule would implement a net 1.3% market basket increase (market basket update of 1.5% reduced by 0.2% for an extension of the rural payment add-on factor) in 2020. Additionally, pursuant to the requirements of The Bipartisan Budget Act (“BBA”) of 2018, the 2020 Proposed HH Rule sets out significant changes to the HH-PPS, including a new payment system, referred to as the Patient-Driven Groupings Model (“PDGM”), that uses 30-day payment periods and relies more heavily on clinical characteristics and other patient information (such as principal diagnosis, functional level, referral source, and timing), rather than the current therapy service-use thresholds, to set payments. CMS also proposed an 8.0% reduction in the base payment rate for 2020 intended to offset the provider behavioral changes that CMS assumes PDGM will drive. The 2020 Proposed HH Rule would also eliminate by 2021 the process known as Request for Anticipated Payments (“RAPs”) which allows providers to seek reimbursement of either 50% or 60% of the estimated base payment for the full care episode at the beginning of that episode. As part of eliminating RAPs, CMS proposed that home health agencies would be required to submit certain documentation and information, through a notice of admission (“NOA”) within five days of initiating a care episode, with a payment penalty for failing to timely submit the NOA. CMS also proposed to adopt additional quality reporting measures and significantly increase the standardized patient assessment data elements collected by providers. Based on 2018 data and assuming no change in the foregoing and other factors, which are subject to potentially significant change, we estimate an approximate 2.8% incremental reduction (after the 1.3% net market basket update) in Medicare payments for 2020 assuming the PDGM is implemented on a budget neutral basis. (17) In June 2019, the Company redeemed $100 million of its 5.75% Senior Notes due 2024 at a price of 101.917%, which resulted in a total cash outlay of ~$102 million. The redemption was funded using cash on hand and funding under the Company’s revolving credit facility. As a result of the redemption, the Company recorded a $2.3 million loss on early extinguishment of debt in the second quarter of 2019. (18) Represents discharges from 130 consolidated hospitals in Q2 2019; 129 consolidated hospitals in Q1 2019 and Q4 2018; 128 consolidated hospitals in Q3 2018; 127 consolidated hospitals in Q2 2018; and 126 consolidated hospitals in Q1 2018 (19) Full-time equivalents included in the table represent Encompass Health employees who participate in or support the operations of our hospitals and include an estimate of full-time equivalents related to contract labor. (20) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage. (21) Represents home health admissions from 220 consolidated locations in Q2 2019; 219 consolidated locations in Q1 2019; 218 consolidated locations in Q4 2018; 214 consolidated locations in Q3 2018; 213 consolidated locations in Q2 2018; and 196 consolidated locations in Q1 2018 (22) Represents hospice admissions from 59 locations in Q2 and Q1 2019; 58 locations in Q4 2018; 57 locations in Q3 2018 and Q2 2018; and 38 locations in Q1 2018 (23) Source: FY 2020 CMS Final Rule Rate Setting File a. All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2020 IRF Final Rule Rate Setting File found at https://www.cms.gov/Medicare/Medicare-Fee-for-Service-Payment/InpatientRehabFacPPS/Downloads/FY2020_datafiles_final.zip. The data presented was developed entirely by CMS and is based on its definitions which are different in form and substance from the criteria Encompass Health uses for external reporting purposes. Because CMS does not provide its detailed methodology, Encompass Health is not able to reconstruct the CMS projections or the calculation. b. The CMS file contains data for each of the 1,122 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2020 IRF-PPS Final Rule. Most of the data represents historical information from the CMS fiscal year 2018 period and may or may not reflect the same Encompass Health hospitals in operation today. (24) The application of the lower income tax rate that resulted from the Tax Cuts and Jobs Act to the Company’s net deferred tax assets resulted in a net $13.6 million decrease in tax expense in Q4 2017. Application of the new tax rate to the Company’s joint venture entities’ deferred tax liabilities resulted in a net reduction in tax expense in Q4 2017. The Company’s joint venture partners’ share of this net tax benefit was $4.6 million, which resulted in an increase in noncontrolling interest expense in Q4 2017. (25) In November 2013, the Company closed separate, privately negotiated exchanges in which it issued $320 million of 2.0% Convertible Senior Subordinated Notes due 2043 in exchange for 257,110 shares of its 6.5% Series A Convertible Perpetual Preferred Stock. The Company recorded ~$249 million as debt and ~$71 million as equity. In May 2017, the Company provided notice of its intent to redeem all $320 million of outstanding convertible notes. In lieu of receiving the redemption price, the holders had the right to convert their notes into shares of the Company’s common stock at a conversion rate of 27.2221 shares per $1,000 principal amount of Notes, which rate was increased by a make-whole premium. In the aggregate, holders of $319.4 million in principal elected to convert, which resulted in the Company issuing 8,895,483 shares of common stock (approximately 8.6 million shares were previously included in the diluted share count). The remaining $0.6 million of principal was redeemed by cash payment. Encompass Health 110